Putnam
Income
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-03

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[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have read recent press coverage regarding investigations involving Putnam Investments. Last month all Putnam shareholders were sent a letter detailing the steps being taken by Putnam to address the issues raised by federal and state regulators. Since then, a number of remedial actions, some of which were discussed in last month's letter, are being instituted under the terms of an order from the Securities and Exchange Commission (SEC). These include stringent employee trading restrictions, enhanced compliance standards and systems, new redemption fees for certain fund shares held less than three months, and a process for making full monetary restitution for any losses to fund shareholders. This process will be directed by an independent third party approved by the SEC and by Putnam's Board of Trustees.

The Board is also continuing its own independent investigation of these issues and when complete a report will be issued detailing the additional steps being taken to make sure that nothing like this happens at Putnam again. We believe that the new senior management team at Putnam is fully committed to re-establishing the firm as a model for the highest ethical standards in the mutual fund industry. Our Board is committed to working with Putnam's management to ensure that everything possible is done to restore your full confidence in the Putnam organization.

Putnam Income Fund closed its fiscal year on October 31, 2003, with positive results. The portfolio's emphasis on non-Treasury issues helped the fund outperform its benchmark index during the period at net asset value. Its lower-yielding Treasury issues, however, contributed to the fund's underperformance in its Lipper peer group category average, as did the lackluster performance of one of the fund's asset-backed securities early in the fiscal year. In the following report, the fund's management team discusses performance and strategy during the period and also offers its view of prospects for the fiscal year that has just begun.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 17, 2003


Report from Fund Management

Fund highlights

 * During the fiscal year ended October 31, 2003, Putnam Income Fund's class A shares returned 5.45% at net asset value (NAV) and 0.42% at public offering price.

 * The fund's emphasis on non-Treasury securities helped it to outperform its primary benchmark, the Lehman Aggregate Bond Index, based on results at NAV. The index returned 4.90% during the period.

 * Primarily as a result of its allocation to Treasury securities and early underperformance in one area of its asset-backed holdings, the fund lagged the average return of 6.25% for the Lipper Corporate Debt Funds A Rated category.

 * The fund's dividend was reduced to $0.019 per share for class A shares, effective in June. See page 5 for more information.

 * Index and Lipper results should be compared to fund performance at net asset value. See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

For most of the 12-month period higher-yielding, non-Treasury bonds outperformed Treasuries. In this environment, four factors played a part in the fund's outperformance relative to its benchmark. The fund's overweighting in corporate bonds, which performed strongly, as well as the timing of that allocation, made a substantial contribution. Second, the team's security selection and overweighting in mortgage and asset-backed securities contributed positively. Third, maintaining a lower sensitivity to changes in interest rates than the benchmark helped preserve portfolio value during the summer of 2003 when rates rose sharply. Finally, our industry focus in the corporate bond sector proved advantageous, as we had emphasized sectors that delivered strong performance while de-emphasizing some that lagged. The fund's weak showing relative to its Lipper peer group was primarily due to its allocation to Treasuries and the underperformance of certain asset-backed holdings early in the fiscal period. While the fund outperformed its peer group in the second half of the period, this was not enough to make up for its earlier underperformance.

FUND PROFILE

Putnam Income Fund seeks high current income consistent with what Putnam Management believes to be a prudent level of risk. The fund invests in a diversified portfolio composed mainly of corporate investment-grade bonds, U.S. government and agency bonds, and collateralized mortgage obligations.


Market overview

Dramatic change characterized the bond market over the 12-month period ended October 31, 2003. At the beginning of the period, investors remained hesitant about the slow-moving economy and the stock market, and uncertainties over the war with Iraq added to their concerns. Money market and Treasury securities increased in popularity, and as their prices rose, yields fell to extremely low levels. By June 16, the yield on the bellwether 10-year Treasury bond reached a record low of 3.07%. However, shortly thereafter, investor sentiment shifted, influenced by the belief that the active military campaign in Iraq had been completed and the economy was starting to improve. As investors became more receptive to investments with a greater element of risk, the 10-year Treasury yield made a dramatic reversal, rising one-and-a-half percentage points, one of its most dramatic increases ever in a ten-week period.

For the remainder of the 12-month period, higher-yielding, non-Treasury bond sectors -- including corporate high yield, corporate investment-grade, and mortgage-backed securities -- outperformed
Treasuries. Investors were attracted to these sectors for their relatively high yields and potential to benefit from an improving economy. As Treasury bond yields jumped during the summer, the non-Treasury sectors continued to be attractive as these sectors were affected to a lesser degree by changes in interest rates.

Mortgage-backed securities performed well for much of the period, but gains were limited by the record-breaking volume of mortgage refinancings that continued unabated until interest rates rose dramatically over the summer. When homeowners refinance their mortgages at lower rates, higher-yielding mortgages are eliminated and investors are left with lower-yielding alternatives. Mortgage-backed securities tend to perform best during periods when interest rates are relatively stable.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 10/31/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.90%
-------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)               12.20%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             2.90%
-------------------------------------------------------------------------------
Lehman GNMA Index (Government National Mortgage Association
bonds)                                                                  2.65%
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     20.80%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                46.56%
-------------------------------------------------------------------------------
Russell 2000 Value Index (small-company value stocks)                  40.29%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/03.
-------------------------------------------------------------------------------

Strategy overview

For much of the period we were anticipating rising interest rates as the supply of Treasuries increased and demand weakened. After several years of budget surpluses, the federal government began to run a budget deficit, causing the Treasury Department to stop buying back Treasury securities and increasing new issuance. Up to this point demand for Treasuries had been coming from several sources, primarily investors seeking alternatives to the stock market and those averse to high yield and investment grade corporate bonds, as well as foreign investors attracted by a strong dollar and Treasuries' comparatively higher yields. In this environment, our focus was on maximizing current income, as we didn't expect returns to come from price appreciation. Our strategy was to underweight Treasuries and U.S. government agency bonds and overweight higher yielding sectors, such as mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, and investment grade corporate bonds.

Anticipating a rising-rate environment, we sought to limit the fund's exposure by maintaining a shorter duration than the benchmark. Duration is a measure of a bond or portfolio's sensitivity to changes in interest rates. Generally, for a fund with a duration of four years, a one percent increase in interest rates results in a four percent price decline. Conversely, a one percent decrease in rates results in about a four percent price increase. Through June, the fund's shorter duration held back performance on a relative basis because we were early in predicting when interest rates would rise. However, when rates finally did rise, the strategy worked well, especially because the rate rise was more than twice the level anticipated.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                             as of 4/30/03      as of 10/31/03

Mortgage-backed
securities                      43.2%              51.8%

Investment-grade
bonds                           26.9%              28.2%

Asset-backed
securities                      11.0%              12.4%

U.S. government
bonds                           10.8%               4.7%

High-yield bonds                 3.3%               2.9%

Footnote reads:
This chart shows how the fund's top weighting have changed over the last six months. Weighting are shown as a percentage of net assets.Holdings will vary over time.


How fund holdings/sector allocations affected performance

In managing the fund we have maintained a highly diversified portfolio. In the corporate bond sector, our diversified approach is particularly evident, with no single holding larger than 1% of assets and a goal of no individual holding more than one-quarter percentage point greater than the holding's weight in the benchmark. With this approach, the overall characteristics of the fund's corporate bond holdings tended to be the drivers of performance. In this sector, we have been emphasizing media and telecom companies, particularly European telecom companies such as Deutsche Telekom and France Telecom because of their improving credit characteristics. We have also added Comcast and Time Warner. In contrast, we have underweighted bonds issued by automakers. Their yield spreads over Treasuries widened dramatically over the last two-and-one-half months of the period, but they performed well early in the period. In particular, we underweighted Ford, General Motors, and DaimlerChrysler, which are among the largest issuers in the corporate index. Because we were early in establishing this underweighting, we missed capturing some gains.

In the mortgage-backed securities (MBS) sector, it was a dramatic year as the torrid pace of refinancings slowed considerably over the summer. Despite this volatile environment, the fund's mortgage position performed relatively well. In the first half of the period, the fund owned a lot of lower-coupon MBSs because we considered them less vulnerable to refinancing. As refinancings slowed and rates went up, higher-coupon MBSs underperformed and their prices went down more than the market had anticipated. During the last two-and-one-half months of the period, we were able to take advantage of these relatively attractive securities by shifting the fund's positions from lower-coupon MBSs into higher-coupon securities.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA (61.7%)

Aa/AA (3.1%)

A (13.0%)

Baa/BBB (19.1%)

Ba/BB (3.1%)

Footnote reads:
As a percentage of market value as of 10/31/03. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Among asset-backed securities (ABSs), we have had holdings in lowered-rated home equity loans, which have offered attractive incremental yields above Treasuries. But we haven't seen any material spread tightening or price appreciation on those securities. As discussed in the fund's semiannual report, financially troubled Conseco Finance Securitizations, Corp. held back performance during the first half of the fiscal period and also contributed to the fund's underperformance relative to its peers for the 12-month period.

The fund had a modest allocation to high-yield corporate bonds, mostly in higher quality, BB-rated bonds, which outperformed the investment-grade universe. At the beginning of the period, the environment for high-yield bonds looked precarious, but valuations remained relatively attractive. Over the 12-month period, the fund's weighting was as high as 6% and as low as 2% of assets. If we were able to find more BB-rated bonds that we thought had improving situations with attractive spreads, the fund's high-yield weighting would have been higher, but we weren't comfortable with the underlying fundamentals of many issues. As we cut back on the fund's overall corporate bond exposure, we have also reduced its exposure to BBB and BB-rated bonds, but at a more gradual pace.

Please note that all sectors and holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

The fund's large allocation to U.S. Treasuries and mortgage-backed securities has been affected by the falling interest rate environment, leading to lower overall yields that made it necessary to adjust the dividend for class A shares from $0.021 to $0.019 per share in June. Other share classes had similar reductions.

The fund's management team

This fund is managed by the Putnam Core Fixed-Income Team. The members of this team are Kevin Cronin (Portfolio Leader), Carl Bell, Rob
Bloemker (Portfolio Member), Andrea Burke, Steve Horner, D. William Kohli, Michael Salm, John Van Tassel, and David Waldman.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Going forward, we are expecting a sustained economic recovery and improvement in corporate profitability, cash flows, and balance sheet characteristics. We believe that the U.S. economy is in a cyclical recovery, which would normally be a favorable environment for investment-grade corporate bonds. However, we think that the investment-grade sector already reflects these expectations and is fairly valued. As a result, we don't see as much potential in this sector as we did a year ago. By the same token, we think the mortgage-backed securities market will become more volatile as regulatory scrutiny of Fannie Mae and Freddie Mac increases dramatically. We believe that these agencies have already slowed their activity in the mortgage market, which has led to more volatility. Rather than deriving most of the fund's return from coupon income and trying to mitigate the principal decline associated with rising interest rates, as occurred for much of fiscal 2003, we are anticipating a more stable environment with regard to principal in fiscal 2004. In that type of environment, we expect to continue to emphasize the sectors that offer incrementally higher yields, but will probably de-emphasize investment-grade corporate bonds as we look for attractive opportunities in the mortgage and U.S. government agency sectors.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk. Mutual funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended October 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/03
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (11/1/54)              (3/1/93)             (7/26/99)            (12/14/94)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP       NAV
---------------------------------------------------------------------------------------------------------------------------
1 year                     5.45%      0.42%      4.68%     -0.32%      4.70%      3.70%      5.12%      1.69%      5.26%
---------------------------------------------------------------------------------------------------------------------------
5 years                   29.61      23.50      25.00      23.05      24.78      24.78      28.02      23.86      27.98
Annual average             5.32       4.31       4.56       4.24       4.53       4.53       5.06       4.37       5.06
---------------------------------------------------------------------------------------------------------------------------
10 years                  71.41      63.20      59.21      59.21      59.06      59.06      66.95      61.49      67.20
Annual average             5.54       5.02       4.76       4.76       4.75       4.75       5.26       4.91       5.27
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             8.22       8.11       7.20       7.20       7.41       7.41       7.75       7.68       7.95
---------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.


-----------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/03
-----------------------------------------------------------------
                                                         Lipper
                                                       Corporate
                                                       Debt Funds
                           Lehman                       A Rated
                          Aggregate                    category
                          Bond Index                    average*
------------------------------------------------------------------------
1 year                      4.90%                        6.25%
------------------------------------------------------------------------
5 years                    37.27                        30.54
Annual average              6.54                         5.46
------------------------------------------------------------------------
10 years                   92.71                        78.18
Annual average              6.78                         5.93
------------------------------------------------------------------------
Annual average
(life of fund)                --+                          --+
------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 10/31/03, there were 197, 125, and 57 funds, respectively, in this Lipper category.

+ The benchmark and Lipper category were not in existence at the time of the fund's inception. The Lehman Aggregate Bond Index commenced
  12/31/75. This Lipper category commenced 12/31/59.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 10/31/93 to 10/31/03

                      Fund's class A         Lehman Aggregate
Date                   shares at POP            Bond Index

10/31/93                   9,525                  10,000
10/31/94                   9,126                   9,633
10/31/95                  10,607                  11,140
10/31/96                  11,251                  11,792
10/31/97                  12,251                  12,840
10/31/98                  12,592                  14,039
10/31/99                  12,580                  14,114
10/31/00                  13,133                  15,144
10/31/01                  14,892                  17,349
10/31/02                  15,477                  18,370
10/31/03                 $16,320                 $19,271

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $15,921 and $15,906, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $16,695 ($16,149 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $16,720. See first page of performance section for performance calculation method.


----------------------------------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/03
----------------------------------------------------------------------------------------------------------------------------------
                                        Class A            Class B            Class C            Class M            Class R
----------------------------------------------------------------------------------------------------------------------------------
Distributions (number)                       12                 12                 12                 12                  9
----------------------------------------------------------------------------------------------------------------------------------
Income                                    $0.254            $0.203             $0.205             $0.240             $0.167
----------------------------------------------------------------------------------------------------------------------------------
Capital gains                                --                --                 --                 --                 --
----------------------------------------------------------------------------------------------------------------------------------
Total                                     $0.254            $0.203             $0.205             $0.240             $0.167
----------------------------------------------------------------------------------------------------------------------------------
Share value:                          NAV        POP          NAV                NAV          NAV        POP           NAV
----------------------------------------------------------------------------------------------------------------------------------
10/31/02                             $6.59      $6.92        $6.55             $6.57         $6.54      $6.76           --
----------------------------------------------------------------------------------------------------------------------------------
1/21/03*                                --         --           --                --            --         --        $6.65
----------------------------------------------------------------------------------------------------------------------------------
10/31/03                              6.69       7.02         6.65              6.67          6.63       6.85         6.69
----------------------------------------------------------------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------------------------------------------------------------
Current dividend rate 1              3.41%      3.25%        2.71%             2.70%         3.26%      3.15%        3.23%
----------------------------------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                          3.11       2.97         2.37              2.37          2.86       2.77         2.85
----------------------------------------------------------------------------------------------------------------------------------

* Inception date of class R shares.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)             (11/1/54)              (3/1/93)             (7/26/99)            (12/14/94)        (1/21/03)
---------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
---------------------------------------------------------------------------------------------------------------------------
1 year                     5.37%      0.41%      4.60%     -0.40%      4.62%      3.62%      5.20%      1.81%      5.20%
---------------------------------------------------------------------------------------------------------------------------
5 years                   28.49      22.39      23.73      21.81      23.79      23.79      26.92      22.87      26.92
Annual average             5.14       4.12       4.35       4.02       4.36       4.36       4.88       4.21       4.88
---------------------------------------------------------------------------------------------------------------------------
10 years                  73.78      65.46      61.43      61.43      61.15      61.15      69.32      63.78      69.54
Annual average             5.68       5.16       4.91       4.91       4.89       4.89       5.41       5.06       5.42
---------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             8.25       8.14       7.23       7.23       7.44       7.44       7.78       7.71       7.98
---------------------------------------------------------------------------------------------------------------------------


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index used as a broad measure of international investment grade bonds.

Lehman GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

Russell 2000 Value Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees and Shareholders
Putnam Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund, including the fund's portfolio, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
December 11, 2003


The fund's portfolio
October 31, 2003

U.S. government and agency obligations (56.9%) (a)
Principal amount                                                          Value

U.S. Government Agency Mortgage Obligations (53.1%)
-------------------------------------------------------------------------------
               Federal Home Loan Mortgage
               Corporation
      $123,938 7 1/2s, December 1, 2029                                $132,391
       100,216 7s, January 1, 2015                                      106,212
        56,412 6s, May 1, 2017                                           58,634
       433,690 Federal National Mortgage
               Association Graduated  Payment
               Mortgages 8s, December 1, 2008                           462,700
               Federal National Mortgage
               Association Pass-Through
               Certificates
        58,635 11s, with due dates from September
               1, 2014 to October 1, 2015                                66,037
     1,716,375 9s, with due dates from January 1,
               2027 to July 1, 2032                                   1,872,720
     5,532,241 8s, with due dates from January 1,
               2025 to July 1, 2033                                   5,994,089
     7,655,867 7 1/2s, with due dates from
               September 1, 2022 to July 1, 2033                      8,159,566
     4,738,770 7s, with due dates from May 1, 2024
               to November 1, 2032                                    4,993,924
     3,969,907 7s, with due dates from January 1,
               2007 to July 1, 2015                                   4,216,647
   224,765,897 6 1/2s, with due dates from November
               1, 2023 to September 1, 2033                         233,527,954
       612,439 6 1/2s, with due dates from
               September 1, 2010 to September 1,
               2016                                                     644,780
   390,545,000 6 1/2s, TBA, November 1, 2032                        405,678,619
     4,990,343 6s, with due dates from December 1,
               2016 to December 1, 2031                               5,190,492
     2,662,694 6s, with due dates from August 1,
               2013 to November 1, 2016                               2,770,631
   174,405,000 6s, TBA, November 1, 2033                            179,037,546
   512,995,000 5 1/2s, TBA, November 1, 2033                        517,643,761
   220,181,000 5 1/2s, TBA, November 1, 2017                        226,648,817
    34,390,892 5s, with due dates from January 1,
               2017 to October 1, 2018                               34,915,497
   185,840,000 5s, TBA, November 1, 2017                            188,743,750
               Government National Mortgage
               Association
        97,278 11s, with due dates from March 15,
               2010 to July 15, 2013                                    109,560
               Government National Mortgage
               Association Pass-Through
               Certificates
     4,300,589 7s, with due dates from April 15,
               2026 to December 15, 2031                              4,558,948
                                                                 --------------
                                                                  1,825,533,275

U.S. Government Agency Obligations (3.8%)
-------------------------------------------------------------------------------
   112,609,000 Fannie Mae notes 7 1/4s, 2010                        132,405,212
                                                                 --------------
               Total U.S. government and agency
               obligations  (cost $1,954,242,044)                $1,957,938,487

Corporate bonds and notes (31.5%) (a)
Principal amount                                                          Value

Basic Materials (1.3%)
-------------------------------------------------------------------------------
       $50,000 Abitibi-Consolidated Finance LP
               company guaranty 7 7/8s, 2009                            $52,605
     3,875,000 Abitibi-Consolidated, Inc. company
               guaranty 6.95s, 2006 (Canada)                          3,994,765
     1,204,000 Airgas, Inc. company guaranty
               9 1/8s, 2011                                           1,342,460
     5,590,000 Alcoa, Inc. notes 6 1/2s, 2011                         6,260,420
     2,195,000 Avery Dennison Corp. notes 4 7/8s,
               2013                                                   2,174,815
     1,850,000 Dow Chemical Co. (The) debs. 8.55s,
               2009                                                   2,205,037
     4,925,000 Dow Chemical Co. (The) notes 5 3/4s,
               2009                                                   5,162,021
     1,100,000 Eastman Chemical Co. notes 3 1/4s,
               2008                                                   1,047,322
     2,000,000 Falconbridge, Ltd. bonds 5 3/8s,
               2015 (Canada)                                          1,920,674
       774,000 Georgia-Pacific Corp. bonds 7 3/4s,
               2029                                                     731,430
       890,000 Georgia-Pacific Corp. company
               guaranty 8 7/8s, 2010                                  1,016,825
     2,960,000 Hercules, Inc. company guaranty
               11 1/8s, 2007                                          3,441,000
     1,706,000 ISP Chemco, Inc. company guaranty
               Ser. B, 10 1/4s, 2011                                  1,902,190
     1,264,000 Louisiana-Pacific Corp. sr. notes
               8 7/8s, 2010                                           1,485,200
       757,000 Louisiana-Pacific Corp. sr. sub.
               notes 10 7/8s, 2008                                      889,475
       520,000 Millennium America, Inc. company
               guaranty 7s, 2006                                        510,900
     2,365,000 Millennium America, Inc. company
               guaranty 9 1/4s, 2008                                  2,500,988
     1,118,000 Monsanto Co. notes 4s, 2008                            1,120,502
       390,000 Monsanto Co. sr. notes 7 3/8s, 2012                      446,172
       740,000 Packaging Corp. of America 144A
               notes 5 3/8s, 2013                                       737,728
     3,255,000 Potlatch Corp. dep. notes FRN
               12 1/2s, 2009                                          3,840,900
       770,000 Praxair, Inc. notes 6 3/8s, 2012                         855,699
       365,000 Smurfit Capital Funding PLC notes
               6 3/4s, 2005 (Ireland)                                   374,125
       335,000 WMC Finance USA company guaranty
               6 1/4s, 2033 (Australia)                                 324,269
       615,000 WMC Finance USA company guaranty
               5 1/8s, 2013 (Australia)                                 600,242
                                                                 --------------
                                                                     44,937,764

Capital Goods (1.1%)
-------------------------------------------------------------------------------
     3,670,000 Allied Waste North America, Inc. sr.
               notes 7 7/8s, 2013                                     3,917,725
     1,000,000 Ball Corp. company guaranty 6 7/8s,
               2012                                                   1,042,500
     2,605,000 Ball Corp. sr. notes 6 7/8s, 2012                      2,715,713
       290,000 Boeing Capital Corp. sr. notes
               4 3/4s, 2008                                             298,558
     1,395,000 Boeing Co. (The) bonds 6 1/8s, 2033                    1,367,525
       225,000 Bunge Ltd. Finance Corp. company
               guaranty 7.8s, 2012                                      259,132
       705,000 Bunge Ltd. Finance Corp. notes
               5 7/8s, 2013                                             709,760
     2,220,000 John Deere Capital Corp. sr. notes
               Ser. D, 3 1/8s, 2005                                   2,255,872
     2,345,000 Kennametal, Inc. sr. notes 7.2s,
               2012                                                   2,475,276
       365,000 L-3 Communications Corp. company
               guaranty 7 5/8s, 2012                                    397,850
     3,080,000 L-3 Communications Corp. company
               guaranty 6 1/8s, 2013                                  3,049,200
     3,145,000 Lockheed Martin Corp. bonds 8 1/2s,
               2029                                                   4,088,837
     1,900,000 Northrop Grumman Corp. company
               guaranty 7 1/8s, 2011                                  2,183,290
     1,881,000 Owens-Brockway Glass company
               guaranty 8 7/8s, 2009                                  2,036,183
     1,360,000 Owens-Brockway Glass sr. sec. notes
               8 3/4s, 2012                                           1,489,200
     3,120,000 Raytheon Co. debs. 6s, 2010                            3,304,476
     3,355,000 Raytheon Co. notes 8.2s, 2006                          3,750,813
     1,135,000 Sealed Air Corp. 144A bonds 6 7/8s,
               2033                                                   1,169,206
     1,315,000 Sealed Air Corp. 144A notes 5 5/8s,
               2013                                                   1,325,110
                                                                 --------------
                                                                     37,836,226

Communication Services (3.6%)
-------------------------------------------------------------------------------
     1,135,000 Ameritech Capital Funding company
               guaranty 6 1/4s, 2009                                  1,242,155
     2,855,000 AT&T Corp. sr. notes 8s, 2031                          3,237,450
     2,955,000 AT&T Corp. sr. notes 7.8s, 2011                        3,348,828
     1,265,000 AT&T Wireless Services, Inc. sr.
               notes 8 3/4s, 2031                                     1,521,222
     3,665,000 AT&T Wireless Services, Inc. sr.
               notes 7 7/8s, 2011                                     4,187,930
     1,800,000 Bellsouth Capital Funding notes
               7 3/4s, 2010                                           2,129,953
     2,735,000 British Telecommunications PLC bonds
               8 7/8s, 2030 (United Kingdom)                          3,521,575
     6,825,000 British Telecommunications PLC notes
               8 3/8s, 2010 (United Kingdom)                          8,261,493
     7,730,000 Cingular Wireless, LLC sr. notes
               5 5/8s, 2006                                           8,335,452
     1,320,000 Citizens Communications Co. notes
               9 1/4s, 2011                                           1,647,526
     3,325,000 Deutsche Telekom International
               Finance BV bonds 8s,  2010
               (Netherlands)                                          4,001,667
     4,165,000 Deutsche Telekom International
               Finance BV company guaranty
               8 3/4s, 2030 (Netherlands)                             5,243,027
     1,985,000 Deutsche Telekom International
               Finance BV notes 5 1/4s,
               2013 (Netherlands)                                     1,972,764
     1,915,000 Eircom Funding 144A sr. sub. notes
               8 1/4s, 2013 (Ireland)                                 2,082,562
     2,335,000 France Telecom notes 10s, 2031
               (France)                                               3,081,782
     3,455,000 France Telecom notes 7 3/4s, 2011
               (France)                                               4,168,178
     1,450,000 Koninklijke (Royal) KPN NV sr.
               unsub. notes 8 3/8s, 2030
               (Netherlands)                                          1,809,657
       888,000 Koninklijke (Royal) KPN NV sr.
               unsub. notes 8s, 2010 (Netherlands)                    1,058,352
     3,690,000 Qwest Corp. 144A notes 8 7/8s, 2012                    4,169,700
     2,150,000 Sprint Capital Corp. company
               guaranty 8 3/4s, 2032                                  2,445,436
     3,550,000 Sprint Capital Corp. company
               guaranty 7 5/8s, 2011                                  3,905,763
     5,110,000 Sprint Capital Corp. company
               guaranty 6 7/8s, 2028                                  4,808,878
       400,000 Sprint Capital Corp. company
               guaranty 6 1/8s, 2008                                    421,286
     2,165,000 Telecom Italia Capital 144A bank
               guaranty 4s, 2008 (Luxembourg)                         2,162,341
     3,380,000 Telecom Italia Capital 144A company
               guaranty 6 3/8s,  2033 (Luxembourg)                    3,339,474
     1,575,000 Telecom Italia Capital 144A company
               guaranty 5 1/4s,  2013 (Luxembourg)                    1,570,937
     2,975,000 Telefonica Europe BV company
               guaranty 7 3/4s, 2010 (Netherlands)                    3,510,833
     3,784,000 Telus Corp. notes 8s, 2011 (Canada)                    4,350,348
     2,372,000 Telus Corp. notes 7 1/2s, 2007
               (Canada)                                               2,634,279
     7,825,000 Verizon Global Funding Corp. notes
               7 1/4s, 2010                                           8,936,643
     1,420,000 Verizon Virginia, Inc. debs. Ser. A,
               4 5/8s, 2013                                           1,350,031
    12,035,000 Verizon Wireless, Inc. notes 5 3/8s,
               2006                                                  12,856,192
     2,950,000 Vodafone Group PLC notes 7 7/8s,
               2030 (United Kingdom)                                  3,544,723
     3,010,000 Vodafone Group PLC notes 7 5/8s,
               2005 (United Kingdom)                                  3,229,655
                                                                 --------------
                                                                    124,088,092

Conglomerates (0.2%)
-------------------------------------------------------------------------------
     4,005,000 Textron Financial Corp. notes 6s,
               2009                                                   4,331,536
       845,000 Tyco International Group SA company
               guaranty 6 3/4s,  2011 (Luxembourg)                      898,869
     1,110,000 Tyco International Group SA company
               guaranty 6 3/8s,  2005 (Luxembourg)                    1,164,113
     2,255,000 Tyco International Group SA notes
               6 3/8s, 2011 (Luxembourg)                              2,345,200
                                                                 --------------
                                                                      8,739,718

Consumer Cyclicals (3.4%)
-------------------------------------------------------------------------------
       618,000 American Axle & Manufacturing, Inc.
               company guaranty 9 3/4s, 2009                            659,715
       570,000 American Standard Cos., Inc. company
               guaranty 7 5/8s, 2010                                    635,550
     2,250,000 Cendant Corp. notes 6 1/4s, 2010                       2,426,609
     1,605,000 Cendant Corp. sr. notes 7 3/8s, 2013                   1,833,598
     2,155,000 Cendant Corp. sr. notes 6 1/4s, 2008                   2,343,991
     2,144,000 D.R. Horton, Inc. company guaranty
               8s, 2009                                               2,390,560
       830,000 D.R. Horton, Inc. sr. notes 6 7/8s,
               2013                                                     873,575
     2,795,000 D.R. Horton, Inc. sr. notes 5 7/8s,
               2013                                                   2,739,100
     4,365,000 DaimlerChrysler NA Holding Corp.
               company guaranty 7.2s, 2009                            4,741,058
     4,925,000 DaimlerChrysler NA Holding Corp.
               company guaranty  Ser. D, 3.4s, 2004                   4,997,054
     3,920,000 Dana Corp. notes 9s, 2011                              4,351,200
     2,810,000 Deluxe Corp. notes 5s, 2012                            2,840,882
     2,030,000 Federated Department Stores, Inc.
               sr. notes 8 1/2s, 2010                                 2,494,229
     2,875,000 Ford Motor Co. debs. 9.98s, 2047                       3,129,573
     2,175,000 Ford Motor Co. notes 7.45s, 2031                       1,953,803
     5,185,000 Ford Motor Credit Corp. notes
               7 3/8s, 2009                                           5,363,198
     1,115,000 Ford Motor Credit Corp. notes
               6 1/2s, 2007                                           1,149,542
     2,265,000 General Motors Acceptance Corp.
               bonds 8s, 2031                                         2,329,328
       630,000 General Motors Acceptance Corp.
               notes 6 7/8s, 2012                                       645,795
     5,970,000 General Motors Acceptance Corp.
               notes Ser. MTN, 5.36s, 2004                            6,105,388
     1,105,000 GTECH Holdings Corp. 144A notes
               4 3/4s, 2010                                           1,110,269
     1,111,000 Harrah's Entertainment, Inc. company
               guaranty 7 7/8s, 2005                                  1,201,269
     1,215,000 Hilton Hotels Corp. notes 8 1/4s,
               2011                                                   1,372,950
       680,000 Hilton Hotels Corp. notes 7 5/8s,
               2012                                                     751,400
     1,981,000 International Game Technology sr.
               notes 8 3/8s, 2009                                     2,364,068
     1,590,000 International Game Technology sr.
               notes 7 7/8s, 2004                                     1,638,449
     1,485,000 ITT Corp. notes 6 3/4s, 2005                           1,566,675
     4,320,000 JC Penney Co., Inc. notes 7.6s, 2007                   4,708,800
     1,110,000 K. Hovnanian Enterprises, Inc.
               company guaranty 9 1/8s, 2009                          1,179,375
     3,584,000 K. Hovnanian Enterprises, Inc. sr.
               notes 6 1/2s, 2014                                     3,566,080
       570,000 KB Home sr. sub. notes 7 3/4s, 2010                      601,350
     3,365,000 Lear Corp. company guaranty Ser. B,
               8.11s, 2009                                            3,878,163
     1,570,000 Lennar Corp. company guaranty
               Ser. B, 9.95s, 2010                                    1,809,425
     2,035,000 Masco Corp. notes 6 3/4s, 2006                         2,227,755
       800,000 MGM Mirage, Inc. company guaranty
               9 3/4s, 2007                                             907,000
     2,429,000 MGM Mirage, Inc. company guaranty
               8 3/8s, 2011                                           2,708,335
     1,375,000 Mohegan Tribal Gaming Authority sr.
               notes 8 1/8s, 2006                                     1,493,594
     1,670,000 Mohegan Tribal Gaming Authority 144A
               sr. sub. notes 6 3/8s, 2009                            1,709,663
     1,815,000 NVR, Inc. sr. notes 5s, 2010                           1,769,625
       910,000 Park Place Entertainment Corp. sr.
               notes 7 1/2s, 2009                                       988,488
     1,355,000 Park Place Entertainment Corp. sr.
               sub. notes 9 3/8s, 2007                                1,524,375
       195,000 PRIMEDIA, Inc. company guaranty
               7 5/8s, 2008                                             194,025
     3,200,000 Pulte Homes, Inc. company guaranty
               7 7/8s, 2011                                           3,748,080
     3,885,000 Ryland Group, Inc. sr. notes 5 3/8s,
               2008                                                   4,001,550
     1,677,000 Saks, Inc. company guaranty 8 1/4s,
               2008                                                   1,895,010
     1,095,000 Sears Roebuck Acceptance FRN
               Ser. MTN, 3.18s, 2004                                  1,101,362
     2,520,000 Sears Roebuck Acceptance FRN
               Ser. MTN, 3.07s, 2004                                  2,544,948
     1,080,000 Sears Roebuck Acceptance Corp. bonds
               7 1/2s, 2027                                           1,198,203
     2,540,000 SPX Corp. sr. notes 6 1/4s, 2011                       2,546,350
       725,000 Starwood Hotels & Resorts Worldwide,
               Inc. company  guaranty 7 7/8s, 2012                      801,125
     1,595,000 Starwood Hotels & Resorts Worldwide,
               Inc. company  guaranty 7 3/8s, 2007                    1,718,612
     1,173,000 Toll Corp. sr. sub. notes 8 1/4s,
               2011                                                   1,299,098
     1,360,000 Visteon Corp. sr. notes 8 1/4s, 2010                   1,442,166
                                                                 --------------
                                                                    115,571,385

Consumer Staples (3.9%)
-------------------------------------------------------------------------------
     2,750,000 Albertsons, Inc. sr. notes 7 1/2s,
               2011                                                   3,138,069
     3,645,000 AOL Time Warner, Inc. bonds 7 5/8s,
               2031                                                   4,072,985
     6,885,000 AOL Time Warner, Inc. notes 5 5/8s,
               2005                                                   7,225,628
     2,562,000 AT&T Broadband Corp. company
               guaranty 8 3/8s, 2013                                  3,096,935
     3,205,000 British Sky Broadcasting PLC company
               guaranty 6 7/8s, 2009 (United
               Kingdom)                                               3,534,548
     2,820,000 Cadbury Schweppes US Finance, LLC
               144A notes 3 7/8s, 2008                                2,798,148
     5,060,000 Campbell Soup Co. notes 6 3/4s, 2011                   5,736,456
       450,000 Chancellor Media Corp. company
               guaranty 8s, 2008                                        516,375
     2,910,000 Comcast Corp. company guaranty
               7.05s, 2033                                            3,100,311
     2,030,000 Comcast Corp. company guaranty
               5.85s, 2010                                            2,157,390
     2,535,000 ConAgra, Inc. notes 7 7/8s, 2010                       3,038,976
     4,340,000 ConAgra, Inc. notes 6s, 2006                           4,717,272
       360,000 Constellation Brands, Inc. company
               guaranty 8 1/2s, 2009                                    378,900
     2,015,000 Cox Communications, Inc. notes
               7 3/4s, 2010                                           2,369,386
     1,665,000 Cox Enterprises, Inc. 144A notes 8s,
               2007                                                   1,893,273
     1,090,023 CVS Corp. 144A pass-through
               certificates 6.117s, 2013                              1,142,007
     1,280,000 Dean Foods Co. sr. notes 8.15s, 2007                   1,414,400
     3,830,000 Diageo PLC company guaranty 8s, 2022
               (United Kingdom)                                       4,702,482
     4,125,000 Echostar DBS Corp. 144A sr. notes
               5 3/4s, 2008                                           4,109,531
     2,740,000 Fred Meyer, Inc. Holding Co. company
               guaranty 7.45s, 2008                                   3,115,079
     2,440,000 Hormel Foods Corp. notes 6 5/8s,
               2011                                                   2,748,623
     2,435,000 Johnson (SC) & Son, Inc. 144A bonds
               5 3/4s, 2033                                           2,306,400
     4,120,000 Jones Intercable, Inc. sr. notes
               7 5/8s, 2008                                           4,707,166
     9,710,000 Kraft Foods, Inc. notes 4 5/8s, 2006                  10,120,646
     2,030,000 Liberty Media Corp. debs. 8 1/2s,
               2029                                                   2,359,244
     2,160,000 Miller Brewing Co. 144A notes
               5 1/2s, 2013                                           2,145,096
     2,945,000 News America Holdings, Inc. company
               guaranty 7 3/8s, 2008                                  3,357,468
     1,820,000 News America Holdings, Inc. debs.
               7 3/4s, 2045                                           2,087,254
     2,585,000 News America Holdings, Inc. debs.
               7.7s, 2025                                             2,955,309
       255,000 News America, Inc. company guaranty
               4 3/4s, 2010                                             258,621
     1,780,000 News America, Inc. sr. notes 6 5/8s,
               2008                                                   1,976,338
     3,740,000 PepsiAmericas, Inc. notes Ser. MTN,
               3 7/8s, 2007                                           3,775,193
       980,000 R.J. Reynolds Tobacco Holdings, Inc.
               company guaranty 6 1/2s, 2007                            975,100
     2,335,000 Rogers Cable, Inc. sec. notes
               6 1/4s, 2013 (Canada)                                  2,335,000
     4,085,000 TCI Communications, Inc. debs.
               7 7/8s, 2013                                           4,786,566
     4,035,000 Time Warner, Inc. debs. 9.15s, 2023                    5,035,894
       435,000 Time Warner, Inc. debs. 9 1/8s, 2013                     544,287
     1,215,000 Time Warner, Inc. notes 8.18s, 2007                    1,402,054
     4,440,000 Tyson Foods, Inc. notes 8 1/4s, 2011                   5,259,149
       125,000 Tyson Foods, Inc. notes 7 1/4s, 2006                     138,051
     1,075,000 Tyson Foods, Inc. notes 7s, 2018                       1,135,836
     3,445,000 Viacom, Inc. company guaranty 7.7s,
               2010                                                   4,086,614
     3,165,000 Walt Disney Co. notes 5 3/8s, 2007                     3,380,204
     3,505,000 Yum! Brands, Inc. sr. notes 8 7/8s,
               2011                                                   4,170,950
       100,000 Yum! Brands, Inc. sr. notes 7.65s,
               2008                                                     112,000
                                                                 --------------
                                                                    134,417,214

Energy (1.7%)
-------------------------------------------------------------------------------
     1,270,000 Amerada Hess Corp. notes 5.9s, 2006                    1,342,895
     2,435,000 Arch Western Finance, LLC 144A sr.
               notes 6 3/4s, 2013                                     2,520,225
       844,000 BRL Universal Equipment sec. notes
               8 7/8s, 2008                                             917,850
     8,295,000 Conoco Funding Co. company guaranty
               6.35s, 2011                                            9,236,242
     1,205,000 Devon Energy Corp. sr. notes 2 3/4s,
               2006                                                   1,199,684
     1,760,000 Halliburton Co. 144A notes 5 1/2s,
               2010                                                   1,776,120
     5,505,000 Louis Dreyfus Natural Gas Corp.
               notes 6 7/8s, 2007                                     6,105,678
     1,950,000 MidAmerican Energy Holdings Co. sr.
               notes 4 5/8s, 2007                                     2,011,307
       345,000 MidAmerican Energy Holdings Co. sr.
               notes 3 1/2s, 2008                                       337,006
     3,120,000 Motiva Enterprises, LLC 144A sr.
               notes 5.2s, 2012                                       3,171,038
       570,000 Newfield Exploration Co. sr. notes
               7 5/8s, 2011                                             624,150
     1,620,000 Nexen, Inc. notes 7 7/8s, 2032
               (Canada)                                               1,907,825
     1,670,000 Noble Affiliates, Inc. sr. notes 8s,
               2027                                                   1,900,377
     1,100,000 Ocean Energy, Inc. company guaranty
               7 1/4s, 2011                                           1,257,941
       890,000 Phillips Petroleum Co. notes 8 3/4s,
               2010                                                   1,105,921
     2,210,000 Pioneer Natural Resources Co.
               company guaranty 9 5/8s, 2010                          2,689,594
       655,000 Pioneer Natural Resources Co.
               company guaranty 6 1/2s, 2008                            703,296
       843,000 Pride Petroleum Services, Inc. sr.
               notes 9 3/8s, 2007                                       870,398
     4,825,000 Transocean Sedco Forex, Inc. notes
               6 5/8s, 2011                                           5,340,971
     3,765,000 Union Oil Co. of California company
               guaranty 7 1/2s, 2029                                  4,308,026
     3,310,000 Vintage Petroleum, Inc. sr. notes
               8 1/4s, 2012                                           3,624,450
       880,000 Weatherford International, Ltd.
               notes 4.95s, 2013 (Bermuda)                              863,035
     1,133,000 Westport Resources Corp. company
               guaranty 8 1/4s, 2011                                  1,249,133
     3,276,000 XTO Energy, Inc. sr. notes 7 1/2s,
               2012                                                   3,570,840
                                                                 --------------
                                                                     58,634,002

Financial (10.3%)
-------------------------------------------------------------------------------
     6,620,000 Ace INA Holdings, Inc. company
               guaranty 8.3s, 2006                                    7,518,274
     1,695,000 Allfirst Financial Inc. sub. notes
               7.2s, 2007                                             1,891,177
     5,075,000 Archstone-Smith Operating Trust
               notes 5s, 2007 (R)                                     5,314,422
    11,125,000 ASIF Global Financing 144A notes
               3.85s, 2007                                           11,296,922
     4,000,000 Associates Corp. NA sr. notes Ser.
               8, 7 3/8s, 2007                                        4,528,800
     4,265,000 Associates First Capital Corp. debs.
               6.95s, 2018                                            4,862,313
     5,285,000 Associates First Capital Corp. sub.
               debs. 8.15s, 2009                                      6,122,889
     2,070,000 AXA Financial, Inc. sr. notes
               7 3/4s, 2010                                           2,442,581
       735,000 Bank of New York Co., Inc. (The) sr.
               sub. notes FRN 3.4s, 2013                                719,012
     1,680,000 Bank One Corp. sub. debs. 8s, 2027                     2,064,707
     1,175,000 Bank One Corp. sub. debs. 7 5/8s,
               2026                                                   1,388,232
     1,697,000 Bank One Corp. sub. notes 7.6s, 2007                   1,929,654
    10,685,000 Bank United Corp. notes Ser. A, 8s,
               2009                                                  12,628,644
       600,000 Bank United Corp. sub. notes 8 7/8s,
               2007                                                     705,951
     3,520,000 Barclays Bank PLC 144A FRN 6.86s,
               2049 (United Kingdom)                                  3,796,855
     3,735,000 Bear Stearns Cos., Inc. (The) notes
               3s, 2006                                               3,782,629
     1,565,000 Capital One Bank notes 6 1/2s, 2013                    1,613,108
       735,000 Capital One Bank notes Ser. BKNT,
               4 7/8s, 2008                                             753,704
       775,000 Capital One Bank sr. notes
               Ser. BKNT, 6.7s, 2008                                    844,760
     1,117,000 Capital One Financial Corp. notes
               7 1/4s, 2006                                           1,199,228
     1,035,000 CenterPoint Properties Trust notes
               Ser. MTN, 4 3/4s, 2010                                 1,022,014
     3,655,000 CIT Group, Inc. sr. notes 5 1/2s,
               2007                                                   3,911,143
     4,705,000 CIT Group, Inc. sr. notes Ser. MTN,
               6 7/8s, 2009                                           5,293,512
     1,430,000 CIT Group, Inc. sr. sub. notes
               4 1/8s, 2006                                           1,473,533
       800,000 Citigroup, Inc. bonds 5 7/8s, 2033                       785,117
     3,430,000 Citigroup, Inc. debs. 6 5/8s, 2028                     3,706,022
     4,670,000 Citigroup, Inc. sub. notes 7 1/4s,
               2010                                                   5,433,045
       900,000 Colonial Bank sub. notes 9 3/8s,
               2011                                                   1,030,373
     7,470,000 Colonial Bank sub. notes 8s, 2009                      7,719,595
     1,600,000 Countrywide Capital III company
               guaranty Ser. B, 8.05s, 2027                           1,814,385
     4,060,000 Countrywide Home Loans, Inc. company
               guaranty Ser. K, 5 5/8s, 2007                          4,350,055
     1,610,000 Credit Suisse First Boston USA, Inc.
               notes 5 1/2s, 2013                                     1,649,575
     2,110,000 Developers Diversified Realty Corp.
               notes 4 5/8s, 2010                                     2,036,931
     2,270,000 EOP Operating LP sr. notes 7s, 2011                    2,557,026
     2,815,000 Executive Risk Capital Trust company
               guaranty Class B, 8.675s, 2027                         3,161,670
     4,955,000 First Chicago NBD Corp. sub. notes
               6 3/8s, 2009                                           5,605,951
     6,369,000 First Union National Bank sub. notes
               7.8s, 2010                                             7,617,228
       695,000 FleetBoston Financial Corp. notes
               7 1/4s, 2005                                             759,329
     5,215,000 Franchise Finance Corp. of America
               sr. notes 8 3/4s, 2010 (R)                             6,537,759
     2,165,000 Fund American Cos., Inc. notes
               5 7/8s, 2013                                           2,141,109
     3,070,000 General Electric Capital Corp.
               company guaranty 7 7/8s, 2006                          3,520,268
     2,600,000 General Electric Capital Corp. notes
               Ser. A, 6 7/8s, 2010                                   2,969,312
     1,000,000 General Electric Capital Corp. notes
               Ser. A, 6 3/4s, 2032                                   1,108,863
     1,190,000 General Electric Capital Corp. notes
               Ser. A, 6s, 2012                                       1,280,571
     7,685,000 General Electric Capital Corp. notes
               Ser. A, 3.667s, 2006                                   7,696,609
       280,000 General Electric Capital Corp. notes
               Ser. MTNA, 6 1/8s, 2011                                  305,602
       530,000 Goldman Sachs Group, Inc. (The)
               notes 6 1/8s, 2033                                       527,304
     4,020,000 Goldman Sachs Group, Inc. (The)
               notes 4 3/4s, 2013                                     3,883,725
     1,190,000 Hartford Financial Services Group,
               Inc. (The) 144A notes 4 5/8s, 2013                     1,141,064
     2,200,000 Hartford Life, Inc. sr. notes
               7 3/8s, 2031                                           2,506,170
     2,340,000 Heller Financial, Inc. notes 8s,
               2005                                                   2,568,737
     1,310,000 Heller Financial, Inc. notes 7 3/8s,
               2009                                                   1,533,400
     2,585,000 Hospitality Properties Trust notes
               6 3/4s, 2013 (R)                                       2,665,342
     6,135,000 Household Finance Corp. notes 7s,
               2012                                                   6,967,348
     3,430,000 Household Finance Corp. notes
               6 3/4s, 2011                                           3,838,465
     4,815,000 Household Finance Corp. sr. unsub.
               5 7/8s, 2009                                           5,207,042
       710,000 HRPT Properties Trust bonds 5 3/4s,
               2014 (R)                                                 711,037
       560,000 HRPT Properties Trust sr. notes
               6.7s, 2005 (R)                                           587,830
     2,200,000 HSBC Capital Funding LP 144A bank
               guaranty FRB 4.61s, 2049 (Jersey)                      2,042,564
     3,310,000 HSBC Capital Funding LP 144A bank
               guaranty FRN 9.547s, 2049 (Jersey)                     4,192,873
     2,400,000 ING Capital Funding Trust III
               company guaranty FRB 8.439s, 2010                      2,988,787
     2,440,000 International Lease Finance Corp.
               notes 4.35s, 2008                                      2,481,758
       440,000 iStar Financial, Inc. sr. notes
               8 3/4s, 2008 (R)                                         497,200
     1,645,000 iStar Financial, Inc. sr. notes 7s,
               2008 (R)                                               1,760,150
     2,610,000 John Hancock Financial Services,
               Inc. sr. notes 5 5/8s, 2008                            2,813,410
     1,090,000 John Hancock Global Funding II 144A
               notes 7.9s, 2010                                       1,293,447
     6,850,000 JPMorgan Chase & Co. notes 5.35s,
               2007                                                   7,353,845
     1,615,000 JPMorgan Chase & Co. sr. notes
               3 5/8s, 2008                                           1,612,123
     5,545,000 JPMorgan Chase & Co. sub. notes
               5 3/4s, 2013                                           5,820,071
     1,880,000 Kimco Realty Corp. notes Ser. MTNC,
               5.19s, 2013                                            1,871,856
     6,510,000 Lehman Brothers Holdings, Inc. notes
               6 5/8s, 2006                                           7,090,041
     9,070,000 Liberty Mutual Insurance 144A notes
               7.697s, 2097                                           7,722,116
     2,980,000 Merrill Lynch & Co., Inc. notes
               Ser. B, 7.08s, 2005                                    3,244,743
       955,000 Merrill Lynch & Co., Inc. notes
               Ser. B, 4 3/4s, 2009                                     975,665
     2,075,000 Metlife, Inc. debs. 3.911s, 2005                       2,142,836
     2,140,000 Morgan Stanley Tracers notes 4 1/4s,
               2010                                                   2,108,283
       105,000 National City Bank bonds 4 5/8s,
               2013                                                     102,451
     1,250,000 National City Bank sub. notes
               Ser. BKNT, 6 1/4s, 2011                                1,390,484
     4,020,000 National City Corp. sub. notes 7.2s,
               2005                                                   4,326,581
       815,000 Nationwide Financial Services, Inc.
               notes 5 5/8s, 2015                                       823,779
     1,445,000 Nationwide Mutual Insurance Co. 144A
               notes 8 1/4s, 2031                                     1,705,851
     6,215,000 NB Capital Trust IV company guaranty
               8 1/4s, 2027                                           7,146,759
     3,590,000 Nordea Bank Finland PLC sub. notes
               6 1/2s, 2009 (Finland)                                 3,996,492
       965,000 OneAmerica Financial Partners, Inc.
               144A bonds 7s, 2033                                      947,115
    13,115,000 Peoples Bank -- Bridgeport sub.
               notes 7.2s, 2006                                      14,372,873
     3,155,000 PNC Funding Corp. bonds 5 1/4s, 2015                   3,217,469
       575,000 Popular North America, Inc. sub.
               notes 3 7/8s, 2008                                       570,483
    13,975,000 Principal Financial Group 144A notes
               7.95s, 2004 (Australia)                               14,553,928
     2,660,000 Principal Life Global Funding I 144A
               sec. notes 5 1/4s, 2013                                2,681,017
     1,435,000 Protective Life Corp. notes 4.3s,
               2013                                                   1,349,178
     1,005,000 Prudential Financial, Inc. notes
               Ser. MTNB, 4 1/2s, 2013                                  957,872
     3,825,000 Prudential Insurance Co. 144A notes
               8.3s, 2025                                             4,646,652
     5,955,000 Royal Bank of Scotland Group PLC FRB
               7.648s, 2031 (United Kingdom)                          7,051,566
     3,625,000 Sovereign Bancorp, Inc. sr. notes
               10 1/2s, 2006                                          4,302,194
     1,150,000 Sovereign Bank sub. notes 5 1/8s,
               2013                                                   1,125,186
     2,780,000 St. Paul Co., Inc. (The) sr. notes
               5 3/4s, 2007                                           2,951,741
     1,975,000 State Street Capital Trust II FRN
               1.68s, 2008                                            1,977,443
     5,081,000 Sun Life Canada Capital Trust 144A
               company guaranty 8.526s, 2049                          5,625,368
     2,080,000 Suncorp-Metway, Ltd. 144A FRN
               3 1/2s, 2013 (Australia)                               2,082,912
     1,000,000 Tanger Properties, Ltd. company
               guaranty 7 7/8s, 2004                                  1,050,000
       995,000 Travelers Property Casualty Corp.
               sr. notes 3 3/4s, 2008                                   995,713
     5,000,000 UBS AG/Jersey Branch FRN 4.14s, 2008
               (United Kingdom)                                       5,025,000
     3,100,000 USF&G Capital I 144A company
               guaranty 8 1/2s, 2045                                  3,614,259
       150,000 Vesta Insurance Group, Inc. 144A
               company guaranty 8.525s, 2027                             90,000
     2,065,000 Westpac Capital Trust III 144A sub.
               notes FRN 5.819s, 2013                                 2,122,593
       990,000 XL Capital Europe PLC company
               guaranty 6 1/2s, 2012  (United
               Kingdom)                                               1,077,050
                                                                 --------------
                                                                    352,919,700

Health Care (0.5%)
-------------------------------------------------------------------------------
     5,150,000 American Home Products Corp. notes
               6.7s, 2011                                             5,787,740
     1,055,000 AmerisourceBergen Corp. company
               guaranty 7 1/4s, 2012                                  1,086,650
       740,000 AmerisourceBergen Corp. sr. notes
               8 1/8s, 2008                                             801,050
     1,390,000 Bayer Corp. 144A FRB 6.2s, 2008                        1,497,141
     1,515,000 HCA, Inc. bonds 7 1/2s, 2033                           1,511,213
       215,000 HCA, Inc. notes 6 1/4s, 2013                             212,596
     2,880,000 HCA, Inc. notes Ser. MTN, 8.7s 2010                    3,275,280
       585,000 Integrated Health Services, Inc. sr.
               sub. notes Ser. A, 9 1/2s, 2007 (In
               default) (NON)                                                 1
       600,000 Integrated Health Services, Inc. sr.
               sub. notes Ser. A, 9 1/4s, 2008 (In
               default) (NON)                                                 1
       120,000 Multicare Companies, Inc. sr. sub.
               notes 9s, 2007 (In default) (NON)                          1,800
     2,239,000 Service Corp. International notes
               6s, 2005                                               2,255,793
                                                                 --------------
                                                                     16,429,265

Oil & Gas (--%)
-------------------------------------------------------------------------------
       940,000 Petro-Canada, Ltd. bonds 5.35s, 2033
               (Canada)                                                 838,780
       965,000 Petro-Canada, Ltd. notes 4s, 2013
               (Canada)                                                 886,001
                                                                 --------------
                                                                      1,724,781

Technology (0.4%)
-------------------------------------------------------------------------------
     2,325,000 Arrow Electronics, Inc. notes
               6 7/8s, 2013                                           2,337,116
     1,100,000 Computer Associates International,
               Inc. sr. notes Ser. B, 6 3/8s, 2005                    1,149,500
     2,265,000 Electronic Data Systems Corp. 144A
               notes 6s, 2013                                         2,121,894
     1,085,000 Fiserv, Inc. notes 4s, 2008                            1,078,435
     2,500,000 Hewlett-Packard Co. notes 5 1/2s,
               2007                                                   2,692,385
     1,350,000 Jabil Circuit, Inc. sr. notes
               5 7/8s, 2010                                           1,394,670
       630,000 Motorola, Inc. notes 7 5/8s, 2010                        709,064
       690,000 Motorola, Inc. notes 6 3/4s, 2006                        743,124
     2,385,000 Science Applications International
               Corp. 144A bonds 5 1/2s, 2033                          2,075,130
                                                                 --------------
                                                                     14,301,318

Transportation (0.9%)
-------------------------------------------------------------------------------
        27,960 Aran Shipping & Trading SA notes
               8.3s, 2004 (Greece) (In default)
               (NON)                                                     13,980
     6,010,000 Burlington Northern Santa Fe Corp.
               notes 7 1/8s, 2010                                     7,001,596
     2,275,244 Continental Airlines, Inc.
               pass-through certificates Ser.
               97-4A,  6.9s, 2018                                     2,263,867
     1,152,894 Continental Airlines, Inc.
               pass-through certificates Ser.
               98-1A, 6.648s, 2017                                    1,129,837
     3,840,000 CSX Corp. notes 6 1/4s, 2008                           4,215,003
     1,825,000 CSX Corp. notes 4 7/8s, 2009                           1,863,439
     1,915,000 Norfolk Southern Corp. sr. notes
               7 1/4s, 2031                                           2,163,157
     2,802,476 Northwest Airlines Corp.
               pass-through certificates Ser.
               99-2A,  7.575s, 2019                                   2,891,094
     7,000,000 Union Pacific Corp. notes 5 3/4s,
               2007                                                   7,512,428
     2,000,000 United AirLines, Inc. pass-through
               certificates Ser. 01-1, Class
               B, 6.932s, 2011 (In default) (NON)                       561,930
                                                                 --------------
                                                                     29,616,331

Utilities & Power (4.2%)
-------------------------------------------------------------------------------
       875,000 AEP Texas Central Co. sr. notes
               Ser. D, 5 1/2s, 2013                                     882,512
     3,500,000 Alabama Power Co. sr. notes Ser. S,
               5 7/8s, 2022                                           3,513,043
       470,000 American Electric Power Co., Inc.
               notes Ser. A, 6 1/8s, 2006                               504,804
       695,000 American Electric Power Co., Inc.
               sr. notes Ser. C, 5 3/8s, 2010                           719,716
       710,000 Appalachian Power Co. notes 3.6s,
               2008                                                     695,480
     5,760,000 Arizona Public Services Co. sr.
               notes 6 3/4s, 2006                                     6,391,538
       380,000 Carolina Power & Light Co. 1st mtge.
               6 1/8s, 2033                                             382,432
     1,365,000 CenterPoint Energy Houston Electric,
               LLC 144A general  ref. mtge. 5 3/4s,
               2014                                                   1,419,442
       440,000 CenterPoint Energy Resources Corp.
               debs. 8.9s, 2006                                         500,960
     1,735,000 CenterPoint Energy Resources Corp.
               notes 7 3/4s, 2011                                     1,945,499
     1,960,000 CenterPoint Energy, Inc. 144A notes
               7 1/4s, 2010                                           2,100,342
       970,000 Consumers Energy Co. bonds 6 1/4s,
               2006                                                   1,056,122
     3,185,000 Consumers Energy Co. 144A 1st. mtge.
               5 3/8s, 2013                                           3,160,886
       960,000 Dayton Power & Light Co. (The) 144A
               1st mtge. 5 1/8s, 2013                                   959,679
       890,000 DPL, Inc. sr. notes 8 1/4s, 2007                         975,455
     1,720,000 DPL, Inc. sr. notes 6 7/8s, 2011                       1,796,205
     2,035,000 Duke Capital Corp. sr. notes Ser. A,
               6 1/4s, 2005                                           2,125,606
     3,070,000 Duke Energy Corp. 1st mtge. 5.3s,
               2015                                                   3,072,668
     2,970,000 Duke Energy Field Services, LLC
               notes 7 7/8s, 2010                                     3,470,294
     1,575,000 Enterprise Capital Trust II company
               guaranty FRN Ser. B, 2.36s, 2028                       1,279,733
     3,900,000 Exelon Corp. sr. notes 6 3/4s, 2011                    4,321,707
     2,490,000 Exelon Generation Co., LLC sr. notes
               6.95s, 2011                                            2,777,226
     2,665,000 FirstEnergy Corp. notes Ser. A,
               5 1/2s, 2006                                           2,800,555
     1,300,000 FirstEnergy Corp. notes Ser. B,
               6.45s, 2011                                            1,380,903
     3,345,000 FirstEnergy Corp. notes Ser. C,
               7 3/8s, 2031                                           3,573,360
     1,285,000 Florida Power & Light Co. 1st mtge.
               5.95s, 2033                                            1,297,725
       825,000 Florida Power & Light Co. 1st mtge.
               5 5/8s, 2034                                             792,589
     1,305,000 Indianapolis Power & Light 144A 1st
               mtge. 6.3s, 2013                                       1,333,004
     1,555,000 KeySpan Corp. notes 7 5/8s, 2010                       1,849,928
     3,165,000 Kinder Morgan, Inc. sr. notes
               6 1/2s, 2012                                           3,453,202
     2,940,000 Monongahela Power Co. 1st mtge. 5s,
               2006                                                   3,014,650
       980,000 National Fuel Gas Co. notes 5 1/4s,
               2013                                                     969,029
     5,115,000 National Rural Utilities Cooperative
               Finance Corp.  coll. trust 6s, 2006                    5,538,507
     1,870,000 National Rural Utilities Cooperative
               Finance Corp.  coll. trust 3 7/8s,
               2008                                                   1,888,713
     2,225,000 National Rural Utilities Cooperative
               Finance Corp.  coll. trust 3s, 2006                    2,252,797
     1,630,000 Nevada Power Co. 144A 2nd mtge. 9s,
               2013                                                   1,731,875
     6,115,000 NiSource Finance Corp. company
               guaranty 7 7/8s, 2010                                  7,235,513
           246 Northeast Utilities notes Ser. A,
               8.58s, 2006                                                  269
     2,635,000 Northern States Power Co. mtge.
               Ser. B, 8s, 2012                                       3,206,961
     4,210,000 Oncor Electric Delivery Co. sec.
               notes 6 3/8s, 2012                                     4,612,527
     1,570,000 PacifiCorp Sinking Fund 1st mtge.
               5.45s, 2013                                            1,614,640
       735,000 Panhandle Eastern Pipe Line 144A
               notes 4.8s, 2008                                         750,678
     3,725,000 Pepco Holdings, Inc. notes 5 1/2s,
               2007                                                   3,941,270
       955,000 Potomac Edison Co. 1st mtge. 8s,
               2024                                                     979,270
     1,850,000 Power Receivable Finance, LLC 144A
               sr. notes 6.29s, 2012                                  1,875,068
     2,475,000 PP&L Capital Funding, Inc. company
               guaranty Ser. D, 8 3/8s, 2007                          2,813,690
       940,000 Progress Energy, Inc. sr. notes
               6 3/4s, 2006                                           1,022,914
     2,210,000 Progress Energy, Inc. sr. notes
               6.55s, 2004                                            2,245,745
     1,395,000 Progress Energy, Inc. sr. notes
               6.05s, 2007                                            1,504,894
     8,330,000 PSI Energy, Inc. 1st mtge. Ser. EEE,
               6.65s, 2006                                            9,121,226
       785,000 Public Service Company of New Mexico
               sr. notes 4.4s, 2008                                     791,968
     2,585,000 Public Service Electric & Gas Co.
               1st mtge. FRN 6 3/8s, 2008                             2,826,423
     1,605,000 Public Services Co. of Colorado sr.
               notes Ser. A, 6 7/8s, 2009                             1,803,903
       785,000 Rochester Gas & Electric notes
               6 3/8s, 2033                                             790,515
     2,820,000 Sempra Energy notes 7.95s, 2010                        3,302,567
     1,455,000 South Carolina Electric & Gas Co.
               1st mtge. 5.3s, 2033                                   1,325,689
     2,895,000 Southern California Edison Co. 1st
               mtge. 8s, 2007                                         3,249,638
     1,820,000 Southwestern Public Service Co. 144A
               bonds 6s, 2033                                         1,784,424
     2,590,000 Tampa Electric Co. notes 6 7/8s,
               2012                                                   2,803,781
       965,000 TransCanada Pipelines, Ltd. notes
               4s, 2013 (Canada)                                        893,512
     2,080,000 Virginia Electric & Power Co. sr.
               notes 4 3/4s, 2013                                     2,036,436
     2,215,000 Western Resources, Inc. 1st mtge.
               7 7/8s, 2007                                           2,494,644
     1,001,000 Western Resources, Inc. sr. notes
               9 3/4s, 2007                                           1,143,643
       825,000 XCEL Energy, Inc. 144A sr. notes
               3.4s, 2008                                               800,482
       965,709 York Power Funding 144A notes 12s,
               2007 (Cayman Islands) (In default)
               (NON)                                                    675,996
                                                                 --------------
                                                                    143,576,472
                                                                 --------------
               Total Corporate bonds and notes
               (cost $1,043,246,910)                             $1,082,792,268

Collateralized mortgage obligations (14.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
               Asset Securitization Corp.
    $3,529,000 Ser. 97-MD7, Class A1B, 7.41s, 2030                   $3,882,733
     2,720,639 Ser. 95-MD4, Class A1, 7.1s, 2029                      2,913,341
     1,565,000 Ser. 96-MD6, Class A1B, 6.88s, 2029                    1,567,086
     8,238,600 Ser. 97-D5, Class A1C, 6 3/4s, 2043                    9,104,204
               Bear Stearns Commercial Mortgage
               Securitization Corp.
     2,900,000 FRN Ser. 02-HOME, Class D, 2.87s,
               2013                                                   2,755,000
       860,000 Ser. 02-TOP8, Class X2, Interest
               Only (IO), 2.337s, 2038                                   90,048
               Chase Commercial Mortgage Securities Corp.
     4,795,592 Ser. 00-1, Class A1, 7.656s, 2032                      5,124,536
     1,318,124 Ser. 98-1, Class A1, 6.34s, 2030                       1,363,950
     7,083,000 Commercial Mortgage Acceptance Corp.
               Ser. 97-ML1,  Class A3, 6.57s, 2007                    7,724,897
    13,599,500 Criimi Mae Commercial Mortgage Trust
               Ser. 98-C1,  Class A2, 7s, 2011                       15,320,687
     7,975,000 Criimi Mae Commercial Mortgage Trust
               144A Ser. 98-C1,  Class B, 7s, 2011                    8,173,010
               CS First Boston Mortgage Securities Corp.
    32,309,242 Ser. 97-C2, Class A2, 6.52s, 2035                     33,927,870
       413,364 Ser. 01-CKN5, Class A1, 3.801s, 2006                     418,660
               CS First Boston Mortgage Securities
               Corp. 144A
       685,000 Ser. 02-CP3, Class F, 6.295s, 2035                       715,611
     4,615,000 Ser. 01-CK1, Class ACP, IO, 1.026s,
               2035                                                     188,927
     1,577,604 Deutsche Mortgage & Asset Receiving
               Corp. Ser. 98-C1,  Class X, IO,
               1.174s, 2023                                              51,711
               Fannie Mae
         1,212 Ser. 92-15, Class L, IO, 10.376s,
               2022                                                      17,664
     4,819,448 Ser. 02-36, Class SJ, 17.325s, 2029                    5,348,835
     2,205,059 Ser. 02-T18, Class A4, 7 1/2s, 2042                    2,402,138
     8,193,360 Ser. 03-W3, Class 1A3, 7 1/2s, 2042                    8,925,650
    11,418,983 Ser. 02-T16, Class A3, 7 1/2s, 2042                   12,439,566
    14,843,857 Ser. 02-T19, Class A3, 7 1/2s, 2042                   16,170,542
     3,927,362 Ser. 03-W2, Class 1A3, 7 1/2s, 2042                    4,278,374
     9,496,523 Ser. 02-W4, Class A5, 7 1/2s, 2042                    10,345,285
     1,155,256 Ser. 02-14, Class A2, 7 1/2s, 2042                     1,258,508
     9,105,985 Ser. 01-T10, Class A2, 7 1/2s, 2041                    9,919,842
     5,567,779 Ser. 01-T12, Class A2, 7 1/2s, 2041                    6,065,405
     3,178,015 Ser. 01-T8, Class A1, 7 1/2s, 2041                     3,462,053
    13,935,990 Ser. 01-T7, Class A1, 7 1/2s, 2041                    15,181,533
       717,197 Ser. 01-T3, Class A1, 7 1/2s, 2040                       781,297
     2,172,516 Ser. 01-T1, Class A1, 7 1/2s, 2040                     2,366,687
       865,968 Ser. 99-T2, Class A1, 7 1/2s, 2039                       943,365
     6,484,586 Ser. 00-T6, Class A1, 7 1/2s, 2030                     7,064,152
       195,799 Ser. 01-T5, Class A3, 7 1/2s, 2030                       213,299
    17,713,009 Ser. 01-T4, Class A1, 7 1/2s, 2028                    19,296,127
     2,702,110 Ser. 02-W3, Class A5, 7 1/2s, 2028                     2,943,613
    10,442,407 Ser. 02-36, Class QH, IO, 6.93s,
               2029                                                     616,755
     1,181,504 Ser. 02-27, Class SQ, IO, 6.88s,
               2032                                                      41,353
    16,211,696 Ser. 03-58, Class ID, IO, 6s, 2033                     3,222,075
    18,296,505 Ser. 03-63, Class IP, IO, 6s, 2033                     4,113,855
    56,042,893 Ser. 03-22, Class IO, 6s, 2033                        11,103,498
     4,433,778 Ser. 02-55, Class IT, IO, 6s, 2026                        97,100
     8,545,501 Ser. 343, Class 14, IO, 5 1/2s, 2033                   1,913,391
     8,914,220 Ser. 343, Class 15, IO, 5 1/2s, 2033                   2,005,699
     4,061,489 Ser. 343, Class 17, IO, 5 1/2s, 2033                     932,239
    39,041,429 Ser. 329, Class 2, IO, 5 1/2s, 2033                    9,211,337
       538,000 Ser. 03-29, Class IG, IO, 5 1/2s,
               2031                                                     167,957
    11,756,541 Ser. 03-42, Class JI, IO, 5 1/2s,
               2028                                                   1,275,067
    12,125,900 Ser. 03-54, Class IY, IO, 5 1/2s,
               2026                                                   1,822,674
     4,308,200 Ser. 03-17, Class PI, IO, 5 1/2s,
               2025                                                     490,058
       661,631 Ser. 03-63, Class SE, IO, 5.48s,
               2031                                                      74,227
     8,212,567 Ser. 03-16, Class IC, IO, 5s, 2015                     1,643,526
    46,015,337 Ser. 03-W3, Class 2IO2, IO, 2.322s,
               2042                                                   1,254,625
    52,553,972 Ser. 03-W6, Class 11, IO, 2.269s,
               2042                                                   1,324,748
    17,044,169 Ser. 03-W12, Class 2, IO, 2.247s,
               2043                                                   1,217,882
    26,480,252 Ser. 03-W10, Class 3, IO, 2.135s,
               2043                                                   1,754,317
    68,877,509 Ser. 03-W10, Class 1, IO, 2.107s,
               2043                                                   4,563,135
    47,688,172 Ser. 03-W6, Class 21, IO, 1.908s,
               2042                                                     836,945
   220,227,763 Ser. 03-T2, Class 2, IO, 1.733s,
               2042                                                   7,098,824
     5,064,829 Ser. 03-W10, Class 1A1, 1.701s, 2032                   5,046,628
   131,542,475 Ser. 03-W8, Class 12, IO, 1.648s,
               2042                                                   6,710,905
   103,886,783 Ser. 03-W8, Class 11, IO, 1.174s,
               2042                                                   1,572,799
    61,762,656 Ser. 03-49, Class SV, IO, 1s, 2033                     2,113,441
    76,235,021 Ser. 03-W3, Class 2IO1, IO, 0.674s,
               2042                                                   1,621,468
    54,159,331 Ser. 03-W6, Class 51, IO, 0.669s,
               2042                                                   1,029,239
    98,775,017 Ser. 03-18, Class X1, IO, 0.636s,
               2042                                                   2,068,102
   107,230,154 Ser. 01-T12, Class IO, 0.572s, 2041                    1,910,037
     1,160,846 Ser. 01-50, Class B1, IO, 0.486s,
               2041                                                      18,348
   127,213,156 Ser. 03-W2, Class 1, IO, 0.470s,
               2042                                                   1,889,203
    26,091,992 Ser. 02-T4, Class IO, 0.447s, 2041                       362,842
    80,264,440 Ser. 03-W3, Class 1, IO, 0.436s,
               2042                                                   1,097,680
    81,033,674 Ser. 02-T1, Class IO, 0.421s, 2031                     1,088,890
    81,626,220 Ser. 03-W6, Class 3, IO, 0.366s,
               2042                                                     895,356
    82,477,433 Ser. 03-W6, Class 23, IO, 0.352s,
               2042                                                     870,266
               Federal Home Loan Mortgage Corp.
               Structured Pass-Through Securities
     4,997,062 Ser. T-58, Class 4A, 7 1/2s, 2043                      5,435,867
     1,997,118 Ser. T-42, Class A5, 7 1/2s, 2042                      2,175,613
    48,906,124 Ser. T-56, Class A, IO, 2.069s, 2043                   1,772,847
    52,611,170 Ser. T-56, Class 3, IO, 0.377s, 2043                     723,404
    56,486,269 Ser. T-56, Class 1, IO, 0.285s, 2043                     547,211
    59,085,496 Ser. T-56, Class 2, IO, 0.058s, 2043                     184,642
    21,595,000 FFCA Secured Lending Corp. 144A Ser.
               00-1, Class A2,  7.77s, 2027                          23,514,148
     1,000,000 First Union National Bank Commercial
               Mortgage 144A  Ser. 02-C1, Class
               IOII, IO, 1.205s, 2034                                    50,234
    11,815,000 First Union-Lehman Brothers
               Commercial Mortgage  Trust II Ser.
               97-C1, Class A3, 7.38s, 2029                          13,170,960
               Freddie Mac
    17,532,458 Ser. 2437, Class SB, IO, 6.88s, 2032                   1,709,415
     1,307,761 Ser. 2422, Class IB, IO, 6 1/2s,
               2028                                                      17,777
    13,410,401 Ser. 2469, Class SH, IO, 6.38s, 2032                   1,106,358
     4,105,657 Ser. 2507, Class TI, IO, 6s, 2026                        118,177
    11,993,800 Ser. 2581, Class IE, IO, 5 1/2s,
               2025                                                   2,151,448
    11,986,752 Ser. 2553, Class IJ, IO, 5 1/2s,
               2020                                                     928,973
     6,552,742 Ser. 2626, Class JS, IO, 5.48s, 2023                     590,771
     1,276,551 G-Force FRB Ser. 01-1A, Class A,
               1.72s, 2033 (Cayman Islands)                           1,276,511
     7,420,476 General Growth Properties-Mall
               Properties Trust FRB  Ser. 01-C1A,
               Class D3, 3.37s, 2014                                  7,429,752
               GMAC Commercial Mortgage Securities, Inc.
    11,894,000 Ser. 97-C2, Class A2, 6.55s, 2007                     12,418,763
       888,527 Ser. 01-C2, Class A1, 6 1/4s, 2034                       958,809
               GMAC Commercial Mortgage Securities,
               Inc. 144A
     1,845,000 Ser. 03-C1, Class G, 4.817s, 2036                      1,745,381
     1,050,000 Ser. 02-C2, Class X2, IO, 1.698s,
               2038                                                      65,891
       835,000 Ser. 02-C1, Class X2, IO, 0.896s,
               2039                                                      39,218
               Government National Mortgage
               Association
       674,907 Ser. 99-31, Class MP, Principal Only
               (PO), zero %, 2029                                       622,304
     3,783,971 Ser. 98-2, Class EA, PO, zero %,
               2028                                                   3,281,412
               GS Mortgage Securities Corp. II
     8,200,000 Ser. 01-LIB, Class A2, 6.615s, 2016                    9,013,838
     1,463,917 Ser. 98-GLII, Class A1, 6.312s, 2031                   1,555,206
               JP Morgan Chase Commercial
               Mortgage Securities Corp. 144A
       730,000 Ser. 02-C1, Class X2, IO, 1.711s,
               2037                                                      51,347
     1,581,503 Ser. 02-C2, Class X2, IO, 1.302s,
               2034                                                      81,793
    21,741,836 JP Morgan Commercial Mortgage
               Finance Corp. Ser. 00-C9,  Class A1,
               7.59s, 2032                                           23,324,641
    40,805,000 LB-UBS Commercial Mortgage Trust
               Ser. 03-C7, Class XCP,  IO, 0.84s,
               2037                                                   1,129,703
               LB-UBS Commercial Mortgage Trust
               144A
     2,390,000 Ser. 02-C4, Class XCP, IO, 1.476s,
               2035                                                     167,437
    43,570,000 Ser. 03-C5, Class XCP, IO, 1.358s,
               2037                                                   2,057,920
     2,713,722 Lehman Brothers Floating Rate
               Commercial Mtg. Trust 144A  Ser.
               03-C4, Class A, 1.72s, 2015                            2,713,722
               Merrill Lynch Mortgage Investors, Inc.
       480,686 Ser. 96-C2, Class A3, 6.96s, 2028                        520,493
       419,759 Ser. 98-C2, Class A1, 6.22s, 2030                        428,155
     7,557,037 Ser. 96-C2, Class IO, 2.513s, 2028                       522,039
     2,699,737 Morgan Stanley Dean Witter Capital I
               Ser. 00-LIF2, Class A1,  6.96s, 2008                   2,983,296
               Morgan Stanley Dean Witter Capital I
               144A
     1,278,677 FRB Ser. 01-XLF, Class D, 2.64s,
               2013                                                   1,280,217
     1,019,931 FRB Ser. 01-XLF, Class E, 2.59s,
               2013                                                   1,020,361
     7,038,000 Nomura Asset Securities Corp. Ser.
               96-MD5, Class A1B,  7.12s, 2039                        7,641,086
   150,558,000 Prudential Commercial Mortgage Trust
               144A Ser. 03-PWR1,  Class X2, IO,
               1.732s, 2036                                          11,832,918
     1,450,000 Prudential Mortgage Capital Funding,
               LLC 144A Class 01,  Ser. IO, 0.117s,
               2034                                                      49,657
     2,041,000 Starwood Asset Receivables Trust FRN
               Ser. 02-1A, Class F,  2.455s, 2020                     2,042,225
               Starwood Asset Receivables Trust
               144A
     1,090,000 FRB Ser. 03-1A, Class F, 2.22s, 2022                   1,090,654
     1,380,000 FRB Ser. 03-1A, Class E, 2.17s, 2022                   1,380,828
     1,440,000 FRB Ser. 03-1A, Class A2, 1.47s,
               2022                                                   1,440,864
     2,209,274 TIAA Commercial Real Estate
               Securitization Ser. 01-C1A,  Class
               A1, 5.77s, 2016 (Cayman Islands)                       2,326,642
    13,243,432 TIAA Retail Commercial Mortgage
               Trust Ser. 99-1, Class A,  7.17s,
               2032 (Cayman Islands)                                 14,439,979
       973,000 Trizechahn Office Properties Trust
               144A Ser. 01-TZHA,  Class D3,
               6.943s, 2013                                           1,040,534
                                                                 --------------
               Total Collateralized mortgage
               obligations (cost $470,372,008)                     $479,994,138

Asset-backed securities (12.5%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $23,183,000 Aames Mortgage Trust Ser. 03-1,
               Class A, IO, 6s, 2005                                 $1,675,945
    10,219,000 Ace Securities Corp. Ser. 03-FM1,
               Class A, IO, 5 1/2s, 2005                                836,936
     4,705,000 Advanta Mortgage Loan Trust Ser.
               00-1, Class A4, 8.61s, 2028                            5,065,227
    14,520,848 AFC Home Equity Loan Trust Ser.
               99-2, Class 1A, 1.53s, 2029                           14,520,848
               Ameriquest Mortgage Securities, Inc.
       725,000 Ser. 02-1, Class S, IO, 4 1/2s, 2004                      14,581
    22,407,000 Ser. 03-6, Class S, IO, 5s, 2005                       1,385,559
    13,957,556 Ser. 03-8, Class S, IO, 5s, 2006                         873,743
     1,302,000 FRB Ser. 03-8, Class MV6, 4.87s,
               2033                                                   1,096,781
       716,000 FRN Ser. 02-4, Class M4, 4.87s, 2033                     616,120
     1,684,000 FRN Ser. 02-C, Class M2, 3.47s, 2032                   1,432,058
       925,000 FRN Ser. 03-AR3, Class M5, 4.87s,
               2033                                                     877,630
               Amortizing Residential Collateral
               Trust
    14,592,545 Ser. 01-BC6, Class A, IO, 6s, 2004                       632,756
    73,496,968 Ser. 02-BC8, Class A, IO, 6s, 2004                     3,340,539
    28,135,149 Ser. 02-BC9, Class A, IO, 6s, 2004                     1,125,989
    46,947,499 Ser. 02-BC10, Class A, IO, 6s, 2004                    1,804,319
    19,320,000 Ser. 02-BC1, Class A, IO, 6s, 2005                       647,302
    43,446,922 Ser. 02-BC3, Class A, IO, 6s, 2005                     1,818,008
     1,190,609 Ser. 02-BC3N, Class B2, 7s, 2032                       1,179,334
    44,302,139 Ser. 02-BC5, Class A, IO, 6s, 2004                     1,363,626
    35,287,510 Ser. 02-BC6, Class A, IO, 6s, 2004                     1,259,189
    47,497,593 Ser. 02-BC7, Class AIO, IO, 6s, 2004                   1,927,173
     1,773,000 FRN Ser. 02-BC1, Class M2, 2.22s,
               2032                                                   1,732,761
     1,170,000 FRN Ser. 02-BC5, Class B, 3.37s,
               2032                                                     999,070
     2,308,000 FRN Ser. 02-BC7, Class B3, 3.12s,
               2032                                                   2,014,090
       365,763 AQ Finance NIM Trust Ser. 02-1,
               Class Note, 9 1/2s, 2032                                 364,735
     1,050,512 AQ Finance NIM Trust 144A Ser.
               03-N9A, Class Note, 7.385s, 2033                       1,050,512
               Arc Net Interest Margin Trust
       792,470 Ser. 02-2, Class A, 7 3/4s, 2032                         791,150
       453,494 Ser. 02-5A, Class A, 7 3/4s, 2032                        450,577
               Arc Net Interest Margin Trust 144A
        46,717 Ser. 01-6A, Class A, 7 1/4s, 2031                         46,550
       713,962 Ser. 02-1A, Class A, 7 3/4s, 2032                        713,840
       192,248 Ser. 02-8A, Class A1, 7 3/4s, 2032                       190,664
     1,993,000 Arcap REIT, Inc. 144A Ser. 03-1A,
               Class E, 7.11s, 2038                                   2,011,684
               Argent Securities, Inc.
    66,021,301 Ser. 03-W2, Class A, IO, 1.4s, 2004                      513,516
     1,300,000 FRB Ser. 03-W1, Class MV6, 4.87s,
               2033                                                   1,032,369
     1,044,000 FRB Ser. 03-W2, Class M6, 4.87s,
               2033                                                     838,247
     1,035,000 FRB Ser. 03-W5, Class MV6, 4.87s,
               2033                                                     848,134
       970,000 FRN Ser. 03-W6, Class M3, 4.62s,
               2034                                                     783,760
               Asset Backed Funding Certificates
       422,565 Ser. 02-NC1, Class N1, 8.84s, 2032                       421,508
     2,097,000 FRN Ser. 02-OPT1, Class M3, 2.52s,
               2032                                                   2,085,777
       196,706 Asset Backed Funding Corp. NIM Trust
               Ser. 02-WF1, Class  Note, 9.32s,
               2032                                                     196,706
               Asset Backed Funding Corp. NIM Trust
               144A
     1,529,057 Ser. 03-OPT1, Class NOTE, 6.9s, 2033                   1,529,057
     1,528,648 Ser. 03-WF1, Class N1, 8.35s, 2032                     1,528,648
               Asset Backed Securities Corp. Home
               Equity Loan Trust
    51,925,000 Ser. 02-HE1, Class A, IO, 3.6s, 2032                   1,209,385
    37,587,439 Ser. 03-HE1, Class A, IO, 5s, 2033                     2,389,095
    21,111,892 Ser. 03-HE5, Class A, IO, 4s, 2033                     1,132,864
     1,130,000 FRB Ser. 03-HE5, Class M5, 5.37s,
               2033                                                     977,451
               Asset Backed Securities Corp. Home
               Equity Loan Trust
     2,305,000 FRN Ser. 02-HE2, Class M2, 2 1/4s,
               2032                                                   2,261,800
     2,187,000 FRN Ser. 03-HE1, Class M4, 5.62s,
               2033                                                   1,917,352
     1,546,000 FRN Ser. 03-HE3, Class M5, 5.12s,
               2033                                                   1,323,742
     1,753,927 Aviation Capital Group Trust 144A
               FRB Ser. 03-2A,  Class G1, 1.82s,
               2033                                                   1,753,927
     9,126,000 Bank One Issuance Trust FRN Ser.
               02-C1, Class C1, 2.08s, 2009                           9,071,458
               Bayview Financial Acquisition Trust
     4,988,000 Ser. 02-CA, Class A, IO, 5.7s, 2004                      215,107
    21,866,000 Ser. 03-E, Class A, IO, 4s, 2006                       1,326,604
   137,027,499 Ser. 03-X, Class A, IO, 1.36s, 2006                    2,269,518
     3,555,288 FRN Ser. 01-DA, Class M3, 2.52s,
               2031                                                   3,519,735
   145,633,721 Bayview Financial Acquisition Trust
               144A Ser. 02-XA,  Class AIO1, IO,
               1.321s, 2005                                           1,479,092
               Bayview Financial Asset Trust 144A
     4,110,617 FRB Ser. 03-SSRA, Class A, 1.82s,
               2038                                                   4,110,617
     4,694,512 FRB Ser. 03-SSRA, Class M, 2.47s,
               2038                                                   4,694,512
               Bear Stearns Asset Backed Securities, Inc.
    19,936,000 Ser. 03-AC1, Class A, IO, 5s, 2005                     1,470,280
    17,501,000 Ser. 03-AC4, Class A, IO, 5s, 2006                     1,632,515
     2,964,000 FRB Ser. 03-3, Class A2, 1.71s, 2043                   2,964,000
     5,003,859 FRN Ser. 03-1, Class A1, 1.62s, 2042                   5,003,859
     4,530,000 Capital One Master Trust 144A FRN
               Ser. 01-5, Class C, 2.27s, 2009                        4,348,683
       880,000 Capital One Multi-Asset Execution
               Trust FRB Ser. 02-C1, Class
               C1, 3.87s, 2010                                          891,266
               CDC Mortgage Capital Trust
     1,335,000 FRB Ser. 03-HE3, Class B3, 4.87s,
               2033                                                   1,111,944
     1,236,997 FRN Ser. 02-HE3, Class B2, 5.12s,
               2033                                                   1,077,082
     1,837,998 FRN Ser. 03-HE1, Class B2, 4.87s,
               2033                                                   1,564,614
     4,870,000 CDO Repackaging Trust Series 144A
               FRB Ser. 03-2, Class A,  5.26s, 2008                   4,894,350
               Chase Credit Card Master Trust
     7,095,000 FRB Ser. 02-2, Class C, 2.02s, 2007                    7,095,000
     2,750,000 FRN Ser. 01-1, Class C, 1.85s, 2007                    2,739,925
       285,799 Chase Funding Net Interest Margin
               Ser. 02-2, Class Note  8 1/2s, 2035                      285,084
               Chase Funding Net Interest Margin
               144A
       456,039 Ser. 02-3, Class Note, 8 1/2s, 2035                      456,025
     1,106,035 Ser. 03-3A, Class Note, 6 7/8s, 2036                   1,099,067
        88,410 Ser. 03-4A, Class Note, 6 3/4s, 2036                      88,327
     1,683,261 Ser. 03-C1A, Class Note, 6 3/4s,
               2036                                                   1,681,409
               Conseco Finance Securitizations Corp.
     8,500,000 Ser. 00-2, Class A5, 8.85s, 2029                       7,225,000
    17,270,000 Ser. 00-4, Class A6, 8.31s, 2032                      15,023,626
    10,707,000 Ser. 01-04, Class A4, 7.36s, 2019                      9,985,784
     6,800,000 Ser. 01-3, Class A4, 6.91s, 2033                       6,148,500
     4,730,000 Ser. 01-4, Class B1, 9.4s, 2010                        1,655,500
    14,354,576 Ser. 02-1, Class A, 6.681s, 2032                      14,582,499
     5,593,000 Ser. 02-1, Class M2, 9.546s, 2032                      3,355,800
    13,402,124 Ser. 02-2, Class A, IO, 8 1/2s, 2010                   4,116,958
    41,399,700 Conseco Recreational Enthusiast
               Consumer Trust Ser. 01-A,  Class AP,
               IO, 5s, 2025                                           1,600,223
     3,653,000 Consumer Credit Reference IDX
               Securities FRB Ser. 02-1A,  Class A,
               3.14s, 2007                                            3,642,626
               Countrywide Asset-Backed
               Certificates FRB
       822,000 Ser. 03-BC4, Class B, 4.62s, 2032                        749,048
       813,000 Ser. 03-4, Class B, 4.62s, 2032                          747,960
     1,404,408 Credit-Based Asset Servicing and
               Securitization 144A Ser.
               03-CB2N, Class Note, 8.35s, 2033                       1,404,408
               CS First Boston Mortgage Securities Corp.
       603,271 Ser. 01-26, Class 4AIO, IO, 7 1/2s,
               2031                                                       3,205
     1,569,000 Equifirst Mortgage Loan Trust FRN
               Ser. 03-2, Class M6, 5.37s, 2033                       1,215,975
               Federal Home Loan Mortgage Corp.
               Structured  Pass-Through Securities
    22,170,000 Ser. T-40, Class S, IO, 2 1/2s, 2004                     448,588
     1,011,000 Ser. T-39, Class S, IO, 1 1/2s, 2004                      12,199
               First Franklin Mortgage Loan Asset
               Backed Certificates
    15,342,455 Ser. 02-FF3, Class , IO, 6s, 2004                        415,049
    49,419,000 Ser. 03-FF3, Class AIO, 6s, 2005                       2,402,336
    25,277,000 Ser. 03-FFB, Class A, IO, 6s, 2005                     1,579,310
     1,016,000 FRB Ser. 03-FF4, Class M6, 4.92s,
               2033                                                     924,243
               First Franklin NIM Trust
     1,768,853 Ser. 02-FF3, Class Note, 7 3/4s,
               2032                                                   1,750,059
     1,007,784 Ser. 03-FF3A, Class A, 6 3/4s, 2033                    1,003,872
     1,897,440 First Plus 144A Ser. 98-A, Class A,
               8 1/2s, 2023                                           1,366,157
     2,705,085 First Plus Home Loan Trust Ser.
               97-3, Class B1, 7.79s, 2023                            2,702,937
       834,000 Fort Point CDO, Ltd. FRN Ser. 03-2A,
               Class A2, 2.19s, 2038                                    834,000
       417,000 G-Star, Ltd. 144A FRN Ser. 02-2A,
               Class BFL, 3.12s, 2037  (Cayman
               Islands)                                                 414,837
     1,000,000 GMAC Mortgage Corp. Ser. 02-HE2,
               Class A, IO, 7 1/2s, 2027                                 60,625
       750,000 Goldentree Loan Opportunities II,
               Ltd. 144A FRN Ser. 2A, Class
               4, 4.37s, 2015 (Cayman Islands)                          750,000
               Green Tree Financial Corp.
       861,895 Ser. 99-3, Class A5, 6.16s, 2031                         874,285
    19,225,000 Ser. 99-5, Class A5, 7.86s, 2030                      16,906,881
               GSAMP Trust
       615,359 Ser. 02-HE2N, Class Note, 8 1/4s,
               2032                                                     616,536
       854,305 Ser. 02-WMC, Class Note, 8s, 2032                        848,399
     1,589,000 FRB Ser. 03-HE2, Class B2, 5.12s,
               2033                                                   1,408,251
     1,296,000 FRN Ser. 03-HE1, Class B2, 5.12s,
               2033                                                   1,140,480
     5,040,000 Granite Mortgages PLC FRN Ser. 01-1,
               Class 1C,  2.56s, 2041 (United
               Kingdom)                                               5,008,894
     1,530,215 GSAMP Trust 144A Ser. 03-HE1N, Class
               Note, 7 1/4s, 2033                                     1,529,259
       337,794 Headlands Mortgage Securities, Inc.
               Ser. 98-1, Class X2, IO,  6 1/2s,
               2028                                                      10,767
    22,675,000 Holmes Financing PLC FRB Ser. 1,
               Class 2C, 2.3s, 2040  (United
               Kingdom)                                              22,528,769
               Home Equity Asset Trust
     1,500,155 Ser. 02-1N, Class A, 8s, 2032                          1,481,403
     1,853,000 FRN Ser. 03-4, Class B3, 5.62s, 2033                   1,635,802
     1,001,000 FRN Ser. 03-3, Class B3, 5.62s, 2033                     883,120
     2,792,000 FRN Ser. 02-1, Class M2, 2.52s, 2032                   2,754,163
               Home Equity Asset Trust 144A
     1,355,493 Ser. 03-4N, Class A, 8s, 2033                          1,346,546
       837,000 Ser. 03-5N, Class A, 7 1/2s, 2034                        833,192
        91,227 Housing Securities, Inc. Ser. 94-1,
               Class AB1, 6 1/2s, 2009                                   89,716
    51,553,138 Lehman Manufactured Housing Ser.
               98-1, Class 1, IO, 0.811s, 2028                          797,351
     6,071,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL,
               3.87s, 2037 (Cayman Islands)                           5,616,282
     4,150,000 LNR CDO, Ltd. 144A FRB Ser. 03-1A,
               Class EFL, 4.12s, 2036 (Cayman
               Islands)                                               4,150,000
     1,818,331 Long Beach Asset Holdings Corp. NIM
               Trust 144A Ser. 03-4,  Class N1,
               6.535s, 2033                                           1,817,762
               Long Beach Mortgage Loan Trust
     1,859,000 FRB Ser. 03-4, Class M6, 5.12s, 2033                   1,577,826
     1,411,000 FRN Ser. 03-3, Class M4, 4.62s, 2033                   1,157,020
               Madison Avenue Manufactured Housing
               Contract
   306,050,634 Ser. 02-A, Class IO, 0.3s, 2032                        3,634,351
     5,098,734 FRN Ser. 02-A, Class B1, 4.37s, 2032                   3,314,177
     5,454,387 Marriott Vacation Club Owner Trust
               144A FRB Ser. 02-1A,  Class A1,
               1.82s, 2010                                            5,454,387
               Master Asset Backed Securities Trust
               FRB
     1,188,000 Ser. 03-WMC2, Class M6, 5.12s, 2033                    1,019,777
       733,000 Ser. 03-NC1, Class M6, 5.12s, 2033                       609,249
       907,013 Merrill Lynch Mortgage Investors,
               Inc. Ser. 03-WM3N,  Class N1, 8s,
               2005                                                     898,490
               Mid-State Trust
     2,553,232 Ser. 10, Class B, 7.54s, 2036                          2,261,207
     2,815,353 Ser. 11, Class B, 8.221s, 2038                         2,655,449
    10,562,320 Merit Securities Corp. FRB Ser.
               11PA, Class 3A1, 1.74s, 2027                          10,212,443
       345,180 Morgan Stanley ABS Capital I 144A
               Ser. 03-NC9N,  Class Note, 7.6s,
               2033                                                     345,180
               Morgan Stanley Capital I
       299,000 FRB Ser. 03-HE2, Class B3, 5.12s,
               2033                                                     255,156
     1,700,000 FRN Ser. 03-HE1, Class B3, 4.87s,
               2033                                                   1,435,395
               Morgan Stanley Dean Witter Capital I
     1,895,000 FRN Ser. 01-NC3, Class B1, 3.57s,
               2031                                                   1,744,197
     1,868,000 FRN Ser. 01-NC4, Class B1, 3.62s,
               2032                                                   1,699,244
     2,425,000 FRN Ser. 02-AM2, Class B1, 3.37s,
               2032                                                   2,170,309
     2,250,000 FRN Ser. 02-AM3, Class B2, 4.87s,
               2033                                                   1,992,959
     1,888,000 FRN Ser. 02-HE1, Class B1, 2.92s,
               2032                                                   1,777,303
       404,273 Morgan Stanley Dean Witter Capital I
               144A Ser. 01-NC4N,  Class Note,
               8 1/2s, 2032                                             404,606
        77,807 NC Finance Trust Ser. 02-1, Class
               Note, 9 1/4s, 2032                                        77,418
               New Century Home Equity Loan Trust
     2,365,000 Ser. 03-5, Class AI7, 5.15s, 2033                      2,353,545
     2,222,000 FRN Ser. 03-2, Class M4, 4.72s, 2033                   1,894,255
     1,939,000 FRN Ser. 03-3, Class M6, 4.87s, 2033                   1,595,555
       648,000 New Century Mortgage Corp. NIM Trust
               144A Ser. 03-5,  Class Note, 8s,
               2033                                                     651,038
       966,000 Newcastle CDO, Ltd. 144A FRB Ser.
               3A, Class 4FL, 4.32s, 2038                               958,151
               Option One Mortgage Loan Trust
               (Cayman Islands)
       933,000 FRB Ser. 03-5, Class M6,4.62s, 2033                      823,300
     1,172,000 FRN Ser. 02-6, Class M4, 4.12s, 2032                   1,085,845
     2,222,000 FRN Ser. 03-3, Class M6, 4.62s, 2033                   1,976,887
     1,417,000 FRN Ser. 03-4, Class M6, 4.87s, 2033                   1,264,008
       589,238 Option One Mortgage Securities Corp.
               Ser. 02-2A,  Class CFTS, 8.83s, 2032                     589,238
               Option One Mortgage Securities Corp.
               144A
       506,295 Ser. 02-1, Class CTFS, 6 3/4s, 2032                      504,156
     1,554,935 Ser. 03-5, Class Note, 6.9s, 2033                      1,554,935
               Pass-Through Amortizing Credit Card
               Trust
     1,570,944 Ser. 02-1A, Class A3FL, 4.12s, 2012                    1,566,245
     3,132,132 Ser. 02-1A, Class A4FL, 6.62s, 2012                    3,124,152
       368,000 Residential Asset Mortgage Products,
               Inc. Ser. 02-SL1,  Class AI3, 7s,
               2032                                                     377,660
    14,915,323 Residential Asset Securities Corp.
               Ser. 02-KS6, Class AIO,  IO, 4 1/2s,
               2005                                                     523,110
     1,546,907 Residential Asset Securitization
               Trust, Ser. 98-A12,  Class A14, 8s,
               2028                                                   1,544,745
               Residential Funding Mortgage
               Securities II
    47,641,838 Ser. 03-HS1, Class AI, IO, 5 1/2s,
               2033                                                   2,639,358
    21,160,000 Ser. 03-HS2, Class AI, IO, 5 1/2s,
               2005                                                   1,008,406
    11,994,000 Ser. 03-HS3, Class AI, IO, 5s, 2006                      789,445
     8,648,000 Restructured Asset Securities 144A
               FRN Ser. 03-3A,  Class A1, 1.724s,
               2022                                                   8,550,710
               SAIL Net Interest Margin Notes 144A
     2,139,357 Ser. 03-BC2A, Class A, 7 3/4s, 2033                    2,133,140
     1,500,445 Ser. 03-4, Class A, 7 1/2s, 2033
               (Cayman Islands)                                       1,498,868
     1,254,491 Ser. 03-6A, Class A, 7s, 2033
               (Cayman Islands)                                       1,245,163
     1,550,712 Ser. 03-7A, Class A, 7s, 2033
               (Cayman Islands)                                       1,539,207
       977,041 Ser. 03-9A, Class A, 7s, 2033                            971,960
       605,113 Sasco Arc Net Interest Margin Notes
               Ser. 02-BC10,  Class A, 7 3/4s, 2033                     599,612
       551,633 Sasco Arc Net Interest Margin Notes
               144A, Ser. 03-AM1,  Class A, 7 3/4s,
               2033                                                     548,944
       959,000 Saxon Net Interest Margin Trust 144A
               Ser. 03-A,  Class A, 6.656s, 2033                        959,000
       760,000 SCF III Ser. 3A, Class A2, 2.37s,
               2038 (Cayman Islands)                                    760,000
       781,621 SHARP 144A Ser. 03-TC1N, 7 3/4s,
               2033                                                     781,621
               Structured Asset Investment Loan
               Trust
    77,612,060 Ser. 03-BC2, Class A, IO, 6s, 2005                     4,614,612
       845,000 Ser. 03-BC2, Class B, 7s, 2033                           796,499
    49,529,000 Ser. 03-BC3, Class A, IO, 6s, 2004                     2,389,172
    24,514,000 Ser. 03-BC4, Class A, IO, 6s, 2004                       952,638
    44,640,000 Ser. 03-BC5, Class A, IO, 6s, 2004                     1,734,752
    77,234,000 Ser. 03-BC6, Class AIO, 6s, 2005                       4,162,018
     2,070,000 Ser. 03-BC7, Class B, 4.12s, 2033                      1,786,669
    13,165,000 Ser. 03-BC8, Class A, IO, 6s, 2005                       950,225
    19,586,000 Ser. 03-BC9, Class A, IO, 6s, 2005                     1,227,730
     1,710,000 FRB Ser. 03-BC6, Class B, 4.12s,
               2033                                                   1,491,040
     2,004,000 FRN Ser. 03-BC4, Class B, 4.62s,
               2033                                                   1,765,399
     1,441,000 FRN Ser. 03-BC5, Class B, 4.62s,
               2033                                                   1,284,066
       792,000 FRN Ser. 03-BC8, Class B, 4.12s,
               2033                                                     692,050
     1,025,000 FRN Ser. 03-BC9, Class B, 4.12s,
               2033                                                     885,224
               Structured Asset Securities Corp.
    34,655,914 Ser. 02-BC1, Class A, IO, 6s, 2004                     1,386,955
     7,016,545 Ser. 02-HF2, Class A, IO, 6s, 2004                       318,912
    13,911,798 Ser. 98-RF3, Class A, IO, 6.1s, 2028                   2,359,163
     2,715,000 FRN Ser. 02-HF2, Class M3, 3.12s,
               2032                                                   2,309,235
       721,000 FRN Ser. 03-AM1, Class B1, 4.62s,
               2033                                                     642,704
     2,298,000 TIAA Commercial Real Estate
               Securitization 144A  Ser. 03-1A,
               Class E, 8s, 2038                                      2,067,044
       728,000 Whole Auto Loan Trust Ser. 03-1,
               Class C, 3.13s, 2010                                     725,270
     4,529,000 Whole Auto Loan Trust 144A Ser.
               03-1, Class D, 6s, 2010                                4,508,478
                                                                 --------------
               Total Asset-backed securities
               (cost $455,696,021)                                 $430,250,146

Municipal bonds and notes (0.2%) (a)
Principal amount                                     Rating (RAT)         Value
-------------------------------------------------------------------------------
    $4,580,000 IL State G.O. Bonds, 5.1s, 6/1/33     AA              $4,141,465
     1,795,000 NJ State Tpk. Auth. Rev. Bonds,
               Ser. B, AMBAC, 4.252s, 1/1/16         AAA              1,690,890
     1,770,000 OR State G.O. Bonds (Taxable
               Pension), 5.892s, 6/1/27              Aa3              1,792,214
                                                                 --------------
               Total Municipal bonds and notes (cost $8,145,000)     $7,624,569

Purchased options outstanding (0.2%) (a)             Expiration date/
Contract amount                                      strike price         Value
-------------------------------------------------------------------------------
    22,710,000 HYDI Index OTC option (JPMorgan
               Chase) (Put)                          Jun-08/$100     $2,791,059
    20,035,000 HYDI Index OTC option (Goldman Sachs
               Capital Markets, L.P.) (Put)          Jun-08/$100      2,588,522
                                                                 --------------
               Total Purchased options outstanding
               (cost $5,695,365)                                     $5,379,581

Common stocks (--%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
         3,544 Fitzgeralds Gaming Corp. (NON)                               $35
         7,984 Jasper Energy 144A (NON)                                     499
           441 PSF Group Holdings, Inc. 144A Class A (NON)              770,893
         1,633 York Research Corp. 144A (NON)                               102
                                                                 --------------
               Total Common stocks (cost $1,527,280)                   $771,529

Short-term investments (28.0%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $957,008,90 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.95% to 1.15%
               and due dates ranging from November
               2, 2003 to December 24, 2003 (d)                    $957,008,900
     7,630,000 U.S. Treasury Bill zero%, November
               6, 2003 (SEG)                                          7,629,030
                                                                 --------------
               Total Short-term investments (cost $964,637,930)    $964,637,930
-------------------------------------------------------------------------------
               Total Investments (cost $4,903,562,558)           $4,929,388,648
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,440,030,897.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2003. Ratings are not covered by the Independent auditors' report.

(NON) Non-income-producing security.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2003.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates at October 31, 2003.

      AMBAC represents AMBAC Indemnity Corporation.

      G.O. Bonds represent General Obligation Bonds.


Futures contracts outstanding at October 31, 2003

                                                               Unrealized
                      Market        Aggregate     Expiration   appreciation/
                      value         face value    date         (depreciation)
-----------------------------------------------------------------------------
Euro 90 day (Short)   $73,762,500   $73,869,975   Jun-04        $107,475
Euro 90 day (Short)   127,328,500   127,497,467   Sep-04         168,967
Euro 90 day (Long)     71,760,000    71,873,775   Jun-06        (113,775)
Euro 90 day (Long)    124,111,000   123,983,308   Sep-06         127,692
U.S. Treasury Bond
20 yr (Long)          284,408,232   276,280,342   Dec-03       8,127,890
U.S. Treasury Note
5 yr (Long)           131,156,063   130,999,021   Dec-03         157,042
U.S. Treasury Note
10 yr (Short)          32,453,797    32,435,666   Dec-03         (18,131)
-----------------------------------------------------------------------------
                                                              $8,557,160
-----------------------------------------------------------------------------
TBA sale commitments at October 31, 2003
(proceeds receivable $545,687,003)

                                 Principal       Settlement
Agency                           amount          date          Value
-----------------------------------------------------------------------------
FNMA, 5s, November 1, 2018       $220,193,000    11/18/03      $223,633,516
FNMA, 5 1/2s, November 1, 2033    320,135,000    11/13/03       323,036,063
-----------------------------------------------------------------------------
                                                               $546,669,579
-----------------------------------------------------------------------------


Total return swap contracts outstanding at October 31, 2003

                                                   Notional     Termination  Unrealized
                                                   amount       date         depreciation
-----------------------------------------------------------------------------------------
Agreement with Morgan Stanley Capital
Services, Inc. dated October 31, 2002 to pay
monthly the notional amount multiplied by the
one month USD LIBOR-BBA minus a specified
spread and receive (pay) monthly the notional
amount multiplied by the return of the Lehman
Brothers CMBS Investment Grade Index.              $19,982,861  11/1/03      $(126,893)

Agreement with Lehman Brothers Special
Financing, Inc. dated August 28, 2003 to receive
(pay) monthly the notional amount multiplied
by the return of the Lehman Brothers CMBS
Investment Grade Index and pay monthly
the notional amount multiplied by the
USD-LIBOR-BBA adjusted by a
specified spread.                                   13,440,129   3/1/04        (82,622)
-----------------------------------------------------------------------------------------
                                                                             $(209,515)
-----------------------------------------------------------------------------------------




Interest rate swap contracts outstanding at October 31, 2003

                                                                             Unrealized
                                                   Notional     Termination  appreciation/
                                                   amount       date         (depreciation)
-------------------------------------------------------------------------------------------
Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to receive quarterly
the notional amount multiplied by the three
month LIBOR-BBA and pay semi-annually the
notional amount multiplied by 5.601%.              $54,861,045  8/12/22      $1,813,163

Agreement with Merrill Lynch Capital Services,
Inc. dated August 8, 2002 to receive quarterly
the notional amount multiplied by the three
month LIBOR-BBA and pay semi-annually the
notional amount multiplied by 4.94%.                53,317,584  8/13/12      (1,614,990)

Agreement with Credit Suisse First Boston
International dated October 16, 2003 to
receive semi-annually the notional amount
multiplied by 2.096% and pay quarterly the
notional amount multiplied by the three month
USD LIBOR.                                           3,804,000  10/20/05         (2,986)

Agreement with Credit Suisse First Boston
International dated October 16, 2003 to
receive semi-annually the notional amount
multiplied by 4.783% and pay quarterly the
notional amount multiplied by the three month
USD LIBOR.                                          11,737,000  10/20/13         87,800

Agreement with Credit Suisse First Boston
International dated October 17, 2003 to
receive semi-annually the notional amount
multiplied by 2.2825% and pay quarterly the
notional amount multiplied by the three month
USD LIBOR.                                           1,499,000  10/21/05          4,163

Agreement with Credit Suisse First Boston
International dated October 17, 2003 to
receive quarterly the notional amount multiplied
by 4.881% and pay semi-annually the notional
amount multiplied by the three month
USD LIBOR.                                          11,354,000  10/21/13        174,502

Agreement with Credit Suisse First Boston
International dated October 24, 2003 to receive
semi-annually the notional amount multiplied
by the three month USD LIBOR and pay
quarterly the notional amount multiplied
by 2.16%.                                            3,542,000  10/28/05            130

Agreement with Credit Suisse First Boston
International dated October 24, 2003 to
receive semi-annually the notional amount
multiplied by 4.7025% and pay quarterly the
notional amount multiplied by the three month
USD LIBOR.                                          11,375,000  10/28/13           (929)

Agreement with Deutsche Bank AG dated
July 31, 2002 to receive semi-annually the
notional amount multiplied by the three month
LIBOR-BBA and pay quarterly the notional
amount multiplied by 5.86%.                         61,565,504  8/2/32       (3,990,017)

Agreement with Deutsche Bank AG dated
July 31, 2002 to pay quarterly the notional
amount multiplied by the three month
LIBOR-BBA and receive semi-annually the
notional amount multiplied by 5.776%.               54,861,045  8/2/22        3,115,049

Agreement with Goldman Sachs Capital
Markets, L.P. dated August 8, 2002 to receive
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and
pay semi-annually the notional amount
multiplied by 5.689%.                               61,565,504  8/12/32      (2,277,924)

Agreement with Goldman Sachs Capital
Markets, L.P. dated August 8, 2002 to pay
quarterly the notional amount multiplied by
the three month USD-LIBOR-BBA and
receive semi-annually the notional amount
multiplied by 5.601%.                               54,861,045  8/12/22       1,711,665

Agreement with Morgan Stanley Capital
Services, Inc. dated September 28, 2000 to
pay semi-annually the notional amount
multiplied by 6.94% and receive quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                      28,000,000  10/2/10      (4,692,886)

Agreement with Bank of America, N.A. dated
September 30, 2003 to pay semi-annually
the notional amount multiplied by 1.77% and
receive quarterly the notional amount multiplied
by the three month USD LIBOR.                       33,848,540  10/2/05         222,046

Agreement with Bank of America, N.A. dated
September 30, 2003 to receive semi-annually
the notional amount multiplied by 4.3675% and
pay quarterly the notional amount multiplied
by the three month USD LIBOR.                       30,988,101  10/2/13        (847,524)

Agreement with Bank of America, N.A. dated
September 30, 2003 to pay semi-annually the
notional amount multiplied by 1.775% and
receive quarterly the notional amount multiplied
by the three month USD LIBOR.                       15,494,050  10/2/05         100,092

Agreement with Bank of America, N.A. dated
September 30, 2003 to receive semi-annually
the notional amount multiplied by 4.36% and
pay quarterly the notional amount multiplied
by the three month USD LIBOR.                       14,159,178  10/2/13        (395,891)

Agreement with Bank of America, N.A. dated
October 1, 2003 to pay semi-annually the
notional amount multiplied by 1.75803% and
receive quarterly the notional amount multiplied
by the three month USD LIBOR.                       20,741,000  10/3/05         140,417

Agreement with Bank of America, N.A. dated
October 1, 2003 to receive semi-annually the
notional amount multiplied by 4.37767% and pay
quarterly the notional amount multiplied by the
three month USD LIBOR.                              21,121,000  10/3/13        (560,551)

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to pay
semi-annually the notional amount multiplied
by 5.152% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                      53,317,584  8/2/12       (2,468,604)

Agreement with Lehman Brothers Special
Financing, Inc. dated July 31, 2002 to receive
semi-annually the notional amount multiplied
by 5.7756% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                      54,861,045  8/2/22        2,962,496

Agreement with Lehman Brothers Special
Financing, Inc. dated August 1, 2003 to receive
semi-annually the notional amount multiplied
by 3.93% and pay quarterly the notional amount
multiplied by the three month USD LIBOR.           183,930,000  8/5/08        2,814,129

Agreement with Lehman Brothers Special
Financing, Inc. dated September 12, 2003 to
receive semi-annually the notional amount
multiplied by 4.6475% and pay quarterly the
notional amount multiplied by the three month
USD LIBOR.                                          79,712,500  9/16/13        (263,051)

Agreement with Lehman Brothers Special
Financing, Inc. dated October 1, 2003 to receive
semi-annually the notional amount multiplied
by 4.3770% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                      10,547,000  10/3/13        (271,058)

Agreement with Lehman Brothers Special
Financing, Inc. dated October 9, 2003 to receive
semi-annually the notional amount multiplied
by 4.745% and pay quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                      15,820,000  10/13/13         60,116

Agreement with Lehman Brothers Special
Financing, Inc. dated October 9, 2003 to pay
semi-annually the notional amount multiplied
by 2.013% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                      20,040,000  10/13/05         48,096

Agreement with Lehman Brothers Special
Financing, Inc. dated October 23, 2003 to
receive semi-annually the notional amount
multiplied by 4.7220% and pay quarterly the
notional amount multiplied by the three month
USD-LIBOR-BBA.                                      22,832,000  10/27/13         31,965

Agreement with Lehman Brothers Special
Financing, Inc. dated October 23, 2003 to pay
semi-annually the notional amount multiplied
by 2.193% and receive quarterly the notional
amount multiplied by the three month
USD-LIBOR-BBA.                                       6,792,000  10/27/05         (2,717)

Agreement with Credit Suisse First Boston
International dated October 30, 2003 to
receive semi-annually the notional amount
multiplied by 2.225% and pay quarterly the
notional amount multiplied by the three month
USD LIBOR.                                           1,507,000  11/3/05           1,193

Agreement with Credit Suisse First Boston
International dated October 30, 2003 to receive
semi-annually the notional amount multiplied
by 4.764% and pay quarterly the notional amount
multiplied by the three month USD LIBOR.            17,520,000  11/3/13          74,821
-------------------------------------------------------------------------------------------
                                                                            $(4,027,285)
-------------------------------------------------------------------------------------------




Credit default contracts outstanding at October 31, 2003
(premiums received $329,756)

                                                                         Notional            Market
                                                                         amount              value
------------------------------------------------------------------------------------------------------
Agreement with Merrill Lynch International effective June 26, 2003, maturing on September 20, 2008, to receive a premium equal to
11.09% times the notional amount. Upon a credit default event of
The Gap, Inc. 5.75% due 3/15/09 the fund makes a payment of
the proportional notional amount times the difference between the par value and the then-market value of The Gap, Inc.
5.75%, 2009.                                                             $2,200,000          $141,152

Agreement with Merrill Lynch International effective May 1, 2003, maturing on June 20, 2008, to receive a premium equal to 7.80%
times the notional amount. Upon a credit default event of Liberty
Media Corp 7.875% due 7/15/09 the fund makes a payment of the proportional notional amount times the difference between the par value and the then-market value of Liberty Media Corp
7.875%, 2009.                                                             1,100,000            74,976
------------------------------------------------------------------------------------------------------
                                                                                             $216,128
------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
October 31, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$4,903,562,558) (Note 1)                                       $4,929,388,648
-------------------------------------------------------------------------------
Cash                                                               50,122,426
-------------------------------------------------------------------------------
Dividends, interest and other receivables                          36,445,120
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              8,874,746
-------------------------------------------------------------------------------
Receivable for securities sold                                    611,595,195
-------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                        13,361,843
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                            1,931,266
-------------------------------------------------------------------------------
Total assets                                                    5,651,719,244

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                1,598,876,832
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         41,937,871
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        4,419,703
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            366,490
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                171,833
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,611
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,159,013
-------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $329,756) (Note 1)                                           216,128
-------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                           17,598,643
-------------------------------------------------------------------------------
TBA sale commitments, at value (proceeds receivable
$545,687,003) (Note 1)                                            546,669,579
-------------------------------------------------------------------------------
Other accrued expenses                                                269,644
-------------------------------------------------------------------------------
Total liabilities                                               2,211,688,347
-------------------------------------------------------------------------------
Net assets                                                     $3,440,030,897

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $3,595,432,955
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          136,825
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)            (184,816,385)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         29,277,502
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $3,440,030,897

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,279,779,380 divided by 191,322,170 shares)                          $6.69
-------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $6.69)*                  $7.02
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($520,692,225 divided by 78,338,458 shares)**                           $6.65
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($42,946,062 divided by 6,442,522 shares)**                             $6.67
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($884,379,710 divided by 133,422,991 shares)                            $6.63
-------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $6.63)*                  $6.85
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,031 divided by 154 shares)                            $6.69
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($712,232,489 divided by 105,909,684 shares)              $6.72
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended October 31, 2003

Investment income:
-------------------------------------------------------------------------------
Interest                                                         $173,950,316
-------------------------------------------------------------------------------
Dividends                                                                 298
-------------------------------------------------------------------------------
Total investment income                                           173,950,614

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   18,838,355
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      5,281,995
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             90,050
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       40,191
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               3,390,179
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               5,719,375
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 444,208
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                               6,254,052
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       4
-------------------------------------------------------------------------------
Other                                                               1,519,887
-------------------------------------------------------------------------------
Total expenses                                                     41,578,296
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (220,743)
-------------------------------------------------------------------------------
Net expenses                                                       41,357,553
-------------------------------------------------------------------------------
Net investment income                                             132,593,061
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   74,032,892
-------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                          775,247
-------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                   (20,805,126)
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)          (623,195)
-------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)               (738,744)
-------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                     63,131
-------------------------------------------------------------------------------
Net unrealized appreciation of investments, futures
contracts, swap contracts, credit default contracts and TBA
sale commitments during the year                                   11,832,270
-------------------------------------------------------------------------------
Net gain on investments                                            64,536,475
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $197,129,536
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                        Year ended October 31
Increase (decrease) in net assets                       2003             2002
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                           $132,593,061     $159,260,768
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                             52,641,074       40,478,219
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                                11,895,401      (59,523,711)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       197,129,536      140,215,276
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
  From net investment income
    Class A                                      (51,454,385)     (66,143,094)
-------------------------------------------------------------------------------
    Class B                                      (17,549,785)     (23,022,355)
-------------------------------------------------------------------------------
    Class C                                       (1,369,323)      (1,494,196)
-------------------------------------------------------------------------------
    Class M                                      (46,267,697)     (65,789,694)
-------------------------------------------------------------------------------
    Class R                                              (25)              --
-------------------------------------------------------------------------------
    Class Y                                      (22,813,013)     (20,899,773)
-------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                           (547,085,050)     946,878,694
-------------------------------------------------------------------------------
Total increase (decrease) in net assets         (489,409,742)     909,744,858

Net assets
-------------------------------------------------------------------------------
Beginning of year                              3,929,440,639    3,019,695,781
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $136,825 and $216,859,
respectively)                                 $3,440,030,897   $3,929,440,639
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------


Per-share                                                       Year ended October 31
operating performance                     2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $6.59           $6.69           $6.29           $6.44           $6.87
---------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .24             .32             .38             .43             .40
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .11            (.07)            .43            (.16)           (.40)
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .35             .25             .81             .27              --
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                         (.25)           (.35)           (.41)           (.42)           (.42)
---------------------------------------------------------------------------------------------------------------
From return of capital                      --              --              -- (d)          --            (.01)
---------------------------------------------------------------------------------------------------------------
Total distributions                       (.25)           (.35)           (.41)           (.42)           (.43)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $6.69           $6.59           $6.69           $6.29           $6.44
---------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    5.45            3.93           13.39            4.39            (.09)
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $1,279,779      $1,339,061      $1,251,190        $946,755      $1,160,121
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  .93             .92             .95             .95             .96
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 3.64            4.84            5.93            6.86            5.95
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  251.00 (e)      268.10 (e)      233.83 (e)      207.35          209.02
---------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------


Per-share                                                      Year ended October 31
operating performance                     2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $6.55           $6.65           $6.25           $6.41           $6.83
---------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .19             .27             .33             .38             .35
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .11            (.07)            .44            (.17)           (.39)
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .30             .20             .77             .21            (.04)
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                         (.20)           (.30)           (.37)           (.37)           (.37)
---------------------------------------------------------------------------------------------------------------
From return of capital                      --              --              -- (d)          --            (.01)
---------------------------------------------------------------------------------------------------------------
Total distributions                       (.20)           (.30)           (.37)           (.37)           (.38)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $6.65           $6.55           $6.65           $6.25           $6.41
---------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    4.68            3.19           12.63            3.46            (.69)
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $520,692        $555,668        $474,783        $373,336        $458,766
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 1.68            1.67            1.70            1.70            1.71
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 2.90            4.07            5.19            6.11            5.20
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  251.00 (e)      268.10 (e)      233.83 (e)      207.35          209.02
---------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------
                                                                                                       For the
                                                                                                        period
                                                                                                      July 26,
                                                                                                      1999+ to
Per-share                                                 Year ended October 31                     October 31
operating performance                     2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $6.57           $6.67           $6.27           $6.43           $6.54
---------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .20             .26             .32             .39             .10
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .11            (.06)            .45            (.17)           (.11)
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .31             .20             .77             .22            (.01)
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                         (.21)           (.30)           (.37)           (.38)           (.10)
---------------------------------------------------------------------------------------------------------------
From return of capital                      --              --              -- (d)          --              -- (d)
---------------------------------------------------------------------------------------------------------------
Total distributions                       (.21)           (.30)           (.37)           (.38)           (.10)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $6.67           $6.57           $6.67           $6.27           $6.43
---------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    4.70            3.18           12.61            3.53            (.13)*
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $42,946         $39,017         $34,545         $10,363          $1,869
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 1.68            1.67            1.70            1.70             .46*
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 2.88            4.04            5.03            6.17            1.36*
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  251.00 (e)      268.10 (e)      233.83 (e)      207.35          209.02
---------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------


Per-share                                                      Year ended October 31
operating performance                     2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $6.54           $6.64           $6.25           $6.41           $6.84
---------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .23             .30             .37             .42             .38
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .10            (.06)            .42            (.17)           (.40)
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .33             .24             .79             .25            (.02)
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                         (.24)           (.34)           (.40)           (.41)           (.40)
---------------------------------------------------------------------------------------------------------------
From return of capital                      --              --              -- (d)          --            (.01)
---------------------------------------------------------------------------------------------------------------
Total distributions                       (.24)           (.34)           (.40)           (.41)           (.41)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $6.63           $6.54           $6.64           $6.25           $6.41
---------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    5.12            3.77           13.10            4.05            (.26)
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $884,380      $1,465,393      $1,024,351      $1,066,539      $1,623,061
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                 1.18            1.17            1.20            1.20            1.21
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 3.48            4.56            5.74            6.61            5.68
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  251.00 (e)      268.10 (e)      233.83 (e)      207.35          209.02
---------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS R
--------------------------------------------------------------------------
                                                                  For the
                                                                   period
                                                              January 21,
                                                                 2003+ to
Per-share                                                      October 31
operating performance                                                2003
--------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $6.65
--------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------
Net investment income (a)                                             .18
--------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                   .03
--------------------------------------------------------------------------
Total from
investment operations                                                 .21
--------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------
From net
investment income                                                    (.17)
--------------------------------------------------------------------------
Total distributions                                                  (.17)
--------------------------------------------------------------------------
Net asset value,
end of period                                                       $6.69
--------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                               3.14*
--------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                         $1
--------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                             .92*
--------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                            2.65*
--------------------------------------------------------------------------
Portfolio turnover (%)                                             251.00 (d)
--------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------


Per-share                                                      Year ended October 31
operating performance                     2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                      $6.63           $6.72           $6.31           $6.46           $6.88
---------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------
Net investment income (a)                  .26             .33             .39             .45             .41
---------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 .10            (.06)            .45            (.17)           (.39)
---------------------------------------------------------------------------------------------------------------
Total from
investment operations                      .36             .27             .84             .28             .02
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
From net
investment income                         (.27)           (.36)           (.43)           (.43)           (.43)
---------------------------------------------------------------------------------------------------------------
From return of capital                      --              --              -- (d)          --            (.01)
---------------------------------------------------------------------------------------------------------------
Total distributions                       (.27)           (.36)           (.43)           (.43)           (.44)
---------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                            $6.72           $6.63           $6.72           $6.31           $6.46
---------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                    5.50            4.26           13.73            4.58             .27
---------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $712,232        $530,302        $234,826        $194,267        $255,873
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                  .68             .67             .70             .70             .71
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                 3.82            5.03            6.23            7.11            6.19
---------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  251.00 (e)      268.10 (e)      233.83 (e)      207.35          209.02
---------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
October 31, 2003

Note 1
Significant accounting policies

Putnam Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. The fund invests in a portfolio of debt securities, both government and corporate obligations, and may invest in preferred stocks and common stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B and class C shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments, trust companies and certain college savings plans.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market-linked return for an interest payment, both based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. Total return swap contracts outstanding at period end are listed after The fund's portfolio.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund's exposure to interest rates. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are recognized as part of interest income. A portion of the payments received or made upon early termination are recognized as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Interest rate swap contracts outstanding at period end are listed after The fund's portfolio.

J) Credit default contracts The fund may enter into credit default contracts where one party, the protection buyer, makes an up-front payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The up-front payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the up-front payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform. Credit default contracts outstanding at period end are listed after The fund's portfolio.

K) TBA purchase commitments The fund may enter into "TBA" (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns.

Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is marked-to-market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end are listed after The fund's portfolio.

M) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

N) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2003, the fund had a capital loss carryover of $171,955,005 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
---------------------------------------
   $38,149,657      October 31, 2007
   124,225,024      October 31, 2008
     9,580,324      October 31, 2009

O) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, defaulted bond interest, both realized and unrealized gains and losses on certain futures contracts, market discount and income on swap contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2003, the fund reclassified $6,781,133 to decrease distributions in excess of net investment income and $6,123,275 to decrease paid-in-capital, with an increase to accumulated net realized losses of $657,858.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $72,772,020
Unrealized depreciation            (51,275,076)
                                  ------------
Net unrealized appreciation         21,496,944
Capital loss carryforward         (171,955,005)
Cost for federal income
tax purposes                    $4,907,891,704


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2003, the fund's expenses were reduced by $220,743 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,517 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $359,193 and $481,193 from the sale of class A and class M shares, respectively, and received $1,217,435 and $15,128 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2003, Putnam Retail Management, acting as underwriter, received $7,070 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended October 31, 2003, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $6,410,231,745 and $6,790,487,616, respectively. Purchases and sales of U.S. government obligations aggregated $1,396,552,929 and $2,088,282,453, respectively.


Note 4
Capital shares

At October 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         64,320,405      $430,702,454
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     6,680,278        44,601,520
----------------------------------------------------------------
                                    71,000,683       475,303,974

Shares repurchased                 (82,729,679)     (553,385,989)
----------------------------------------------------------------
Net decrease                       (11,728,996)     $(78,082,015)
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         91,844,500      $601,890,096
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     8,591,343        55,989,302
----------------------------------------------------------------
                                   100,435,843       657,879,398

Shares repurchased                 (84,346,346)     (551,541,071)
----------------------------------------------------------------
Net increase                        16,089,497      $106,338,327
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         33,665,735      $223,472,856
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,225,072        14,761,328
----------------------------------------------------------------
                                    35,890,807       238,234,184

Shares repurchased                 (42,340,422)     (281,470,527)
----------------------------------------------------------------
Net decrease                        (6,449,615)     $(43,236,343)
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         51,941,920      $339,142,797
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     2,891,498        18,740,150
----------------------------------------------------------------
                                    54,833,418       357,882,947

Shares repurchased                 (41,412,667)     (269,824,805)
----------------------------------------------------------------
Net increase                        13,420,751       $88,058,142
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,047,846       $33,637,238
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       165,444         1,100,822
----------------------------------------------------------------
                                     5,213,290        34,738,060

Shares repurchased                  (4,705,577)      (31,352,525)
----------------------------------------------------------------
Net increase                           507,713        $3,385,535
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,110,137       $33,498,794
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       185,061         1,203,616
----------------------------------------------------------------
                                     5,295,198        34,702,410

Shares repurchased                  (4,537,145)      (29,759,799)
----------------------------------------------------------------
Net increase                           758,053        $4,942,611
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         31,342,625      $207,455,675
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       204,214         1,351,032
----------------------------------------------------------------
                                    31,546,839       208,806,707

Shares repurchased                (122,204,015)     (812,521,239)
----------------------------------------------------------------
Net decrease                       (90,657,176)    $(603,714,532)
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         99,926,194      $647,389,661
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       307,479         1,988,546
----------------------------------------------------------------
                                   100,233,673       649,378,207

Shares repurchased                 (30,364,757)     (196,715,154)
----------------------------------------------------------------
Net increase                        69,868,916      $452,663,053
----------------------------------------------------------------

                                 For the period January 21, 2003
                                    (commencement of operations)
                                             to October 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                151            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                             3                25
----------------------------------------------------------------
                                           154             1,025

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               154            $1,025
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         59,108,522      $398,637,818
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,400,711        22,813,013
----------------------------------------------------------------
                                    62,509,233       421,450,831

Shares repurchased                 (36,627,948)     (246,889,551)
----------------------------------------------------------------
Net increase                        25,881,285      $174,561,280
----------------------------------------------------------------

                                     Year ended October 31, 2002
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         70,026,055      $459,304,012
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     3,191,380        20,899,773
----------------------------------------------------------------
                                    73,217,435       480,203,785

Shares repurchased                 (28,148,294)     (185,327,224)
----------------------------------------------------------------
Net increase                        45,069,141      $294,876,561
----------------------------------------------------------------

At October 31, 2003, Putnam, LLC owned 154 class R shares of the fund (100% of class R shares outstanding), valued at $1,031.


Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals no longer have investment responsibilities with Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.



Federal tax information
(Unaudited)

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.


  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of October 31, 2003, there were 102 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and
Putnam Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to
July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund*

Income Funds

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund*
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund+
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Closed to new investors.

+ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.



Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

----------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
----------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN035-203414  004/312/510/514  12/03

Not FDIC Insured   May Lose Value    No Bank Guarantee



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Income Fund
Supplement to Annual Report dated 10/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 10/31/03

                                                                        NAV

1 year                                                                 5.50%
5 years                                                               31.17
Annual average                                                         5.58
10 years                                                              75.31
Annual average                                                         5.77
Life of fund (since class A inception, 11/1/54)
Annual average                                                         8.27

Share value:                                                            NAV

10/31/02                                                              $6.63
10/31/03                                                              $6.72

----------------------------------------------------------------------------

Distributions:             No.     Income     Capital gains           Total
                           12      $0.269          --                $0.269

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 23, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: December 23, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: December 23, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 23, 2003